UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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SPS Commerce, Inc.

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333 South Seventh Street, Suite 1000

Minneapolis, Minnesota 55402

(612) 435-9400

April 13, 2012

Dear Stockholders:

You are cordially invited to join us for our 2012 annual meeting of stockholders, which will be held on Thursday, May 24, 2012, at 8:30 a.m., Central Time, at 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The notice of annual meeting of stockholders and the proxy statement that follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote your shares promptly. You may vote your shares using a toll-free telephone number, using the internet or you may sign, date and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained on the proxy card.

We look forward to seeing you at the annual meeting.

Sincerely,

Archie C. Black

President and Chief Executive Officer

333 South Seventh Street, Suite 1000

Minneapolis, Minnesota 55402

(612) 435-9400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, May 24, 2012, at 8:30 a.m., Central Time

Place:	2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Items of Business:	1. The election of two directors, each for a three-year term.

2.	Ratification of the selection of Grant Thornton LLP as the independent auditor of SPS Commerce, Inc. for the fiscal year ending December 31, 2012.

3.	Approval of the amendment and restatement of our amended and restated certificate of incorporation to provide for the declassification of our board of directors.

4.	Approval of the SPS Commerce, Inc. Employee Stock Purchase Plan.

5.	Any other business that may properly be considered at the meeting or any adjournment or postponement of the meeting.

Record Date:	You may vote at the meeting if you were a stockholder of record at the close of business on March 29, 2012.

Voting by Proxy:	Whether or not you plan to attend the annual meeting, please vote your shares by proxy to ensure they are represented at the meeting. To submit your proxy vote, you may follow the instructions for voting via telephone or the internet on the proxy card you received or you may sign, date and mail the proxy card in the envelope provided. The envelope is addressed to our vote tabulator, Broadridge Financial Solutions, Inc., and no postage is required if mailed in the United States.

Our proxy statement and 2011 annual report are available at www.spscommerce.com.

By order of the board of directors,

Archie C. Black

President and Chief Executive Officer

April 13, 2012

PROXY STATEMENT

i

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 24, 2012

The board of directors of SPS Commerce, Inc. is soliciting proxies for use at the annual meeting of stockholders to be held on May 24, 2012, and at any adjournment or postponement of the meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, and management will report on matters of current interest to our stockholders and respond to questions from our stockholders. The matters outlined in the notice include the election of directors, the ratification of the selection of our independent auditor for 2012, the amendment and restatement of our amended and restated certificate of incorporation to provide for the declassification of our board of directors and the approval of the SPS Commerce, Inc. Employee Stock Purchase Plan.

Who is entitled to vote at the meeting?

The board of directors has set March 29, 2012 as the record date for the annual meeting. If you were a stockholder of record at the close of business on March 29, 2012, you are entitled to vote at the meeting. As of the record date,             shares of common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of             votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote generally in the election of directors as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•	you are present and vote in person at the meeting; or

•	you have properly and timely submitted your proxy as described below under “How do I submit my proxy?”

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxies for our 2012 annual meeting of stockholders. These executive officers are Archie C. Black and Kimberly K. Nelson.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under “How do I submit my proxy?”

How do I submit my proxy?

If you are a stockholder of record, you can submit a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling a toll-free number;

•	over the internet; or

•	signing, dating and mailing the proxy card in the envelope provided.

To vote by telephone or the internet, you will need to use a control number that was provided to you by our vote tabulator, Broadridge Financial Solutions, and then follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly. If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for stockholders of record. You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

What does it mean if I receive more than one printed set of proxy materials?

If you receive more than one printed set of proxy materials, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, vote once for each control number you receive as described above under “How do I submit my proxy?”

Can I vote my shares in person at the meeting?

If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

How does the board of directors recommend that I vote?

The board of directors recommends a vote:

•	FOR all of the nominees for director;

•	FOR the ratification of the selection of Grant Thornton LLP as the independent auditor of SPS Commerce, Inc. for the year ending December 31, 2012;

•	FOR the amendment and restatement of our amended and restated certificate of incorporation to provide for the declassification of our board of directors; and

•	FOR the approval of the SPS Commerce, Inc. Employee Stock Purchase Plan.

What if I do not specify how I want my shares voted?

If you are a stockholder of record and submit a signed proxy card or submit your proxy by internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares as follows:

•	FOR all of the nominees for director;

•	FOR the ratification of the selection of Grant Thornton LLP as the independent auditor of SPS Commerce, Inc. for the year ending December 31, 2012;

•	FOR the amendment and restatement of our amended and restated certificate of incorporation to provide for the declassification of our board of directors; and

•	FOR the approval of the SPS Commerce, Inc. Employee Stock Purchase Plan.

Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the annual meeting. If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders. Other than the ratification of the selection of Grant Thornton LLP as our independent auditor for the year ending December 31, 2012, the rules do not permit member brokers to exercise voting discretion as to the uninstructed shares on any matter included in the notice of meeting. With respect to the ratification of the selection of Grant Thornton as our independent auditor for the year ending December 31, 2012, the rules permit member brokers to exercise voting discretion as to the uninstructed shares. For matters with respect to which the broker, bank or other nominee does not have voting discretion or has, but does not exercise, voting discretion, the uninstructed shares will be referred to as a “broker non-vote.” For more information regarding the effect of broker non-votes on the outcome of the vote, see below under “How are votes counted?”

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

•	by submitting a later-dated proxy by telephone or the internet before 11:59 p.m. Eastern Time on Wednesday, May 23, 2012;

•	by submitting a later-dated proxy to the Chief Financial Officer of SPS Commerce, Inc., which must be received by us before the time of the annual meeting;

•	by sending a written notice of revocation to the Chief Financial Officer of SPS Commerce, Inc., which must be received by us before the time of the annual meeting; or

•	by voting in person at the meeting.

What vote is required to approve each item of business included in the notice of meeting?

•	The two directors who receive a plurality of the voting power of the shares of common stock entitled to vote and present in person or represented by proxy at the meeting.

•

The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of our independent auditor.

•

The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment and restatement of our amended and restated certificate of incorporation to provide for the declassification of our board of directors.

•

The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the SPS Commerce, Inc. Employee Stock Purchase Plan.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on the other proposals, your shares will be counted as present at the meeting for the purpose of determining a quorum and for the purpose of calculating the vote on the particular matter(s) with respect to which you abstained from voting or withheld authority to vote. If you do not submit your proxy or voting instructions and also do not vote by ballot at the annual meeting, your shares will not be counted as present at the meeting for the purpose of determining a quorum unless you hold your shares in street name and the broker, bank, trust or other nominee has discretion to vote your shares and does so. For more information regarding discretionary voting, see the information above under “What if I do not specify how I want my shares voted?”

If you withhold authority to vote for one or more of the director nominees or you do not vote your shares on this matter (whether by broker non-vote or otherwise), this will have no effect on the outcome of the vote. With respect to the proposals to ratify the selection of Grant Thornton LLP as our independent auditor, approve the amendment and restatement of our amended and restated certificate of incorporation to provide for the declassification of our board of directors and to approve the SPS Commerce, Inc. Employee Stock Purchase Plan, if you abstain from voting, doing so will have the same effect as a vote against the proposal, but if you do not vote your shares (or, for shares held in street name, if you do not submit voting instructions and your broker, bank, trust or other nominee does not or may not vote your shares), this will have no effect on the outcome of the vote.

How can I attend the meeting?

All of our stockholders are invited to attend the annual meeting. You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

SPS Commerce pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies by mail. In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

ITEM 1 — ELECTION OF DIRECTORS

The number of directors currently serving on our board of directors is seven. Our amended and restated certificate of incorporation provides that the board shall be divided into three classes, each class being as equal in number as reasonably possible. Vacancies may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen are subject to election by the stockholders at the next annual meeting of stockholders. Directors elected at an annual meeting of stockholders to succeed directors whose terms expire are elected for three-year terms. At the annual meeting, two persons will be nominated for election to our board of directors.

As explained in further detail on page 32, the board of directors is proposing to amend and restate our amended and restated certificate of incorporation to move to annual elections of all our directors. This action cannot take place, however, until approved by stockholders. Accordingly, if the proposed amendment in Item 3 is not approved, the two nominees will serve a three-year term. If stockholders approve Item 3 to amend and restate our amended and restated articles of incorporation to move to annual election of all our directors, the Class II nominees will be elected for a one-year term at this annual meeting.

The board of directors currently consists of seven directors, divided into the three following classes:

•	Class I directors: Michael B. Gorman and Philip E. Soran; whose current terms will expire at the annual meeting of stockholders to be held in 2014;

•	Class II directors: Archie C. Black and George H. Spencer, III; whose current terms will expire at the annual meeting; and

•	Class III directors: Daniel R. Fishback, Martin J. Leestma and Sven A. Wehrwein; whose current terms will expire at the annual meeting of stockholders to be held in 2013.

Messrs. Gorman, Black, Leestma, Spencer and Wehrwein were initially elected to our board of directors pursuant to a voting agreement that was entered into prior to our initial public offering among certain holders of our previously outstanding preferred stock. This voting agreement terminated in connection with the closing of our initial public offering in 2010.

Upon recommendation of the governance and nominating committee, which acts as the nominating committee of the board of directors, the board has nominated Archie C. Black and George H. Spencer, III for three-year terms expiring in the year 2015. Each of the nominees has agreed to serve as a director if elected. The two nominees receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. Proxies may not be voted for more than two directors. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our board of directors.

The board of directors recommends a vote FOR the election of the two director nominees. Proxies will be voted FOR the election of the two nominees unless otherwise specified.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the annual meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Nominees for election at this annual meeting to terms expiring in 2015:

ARCHIE C. BLACK:    Age 49, President and Chief Executive Officer since 2001 and Director since December 2006. Mr. Black joined us in 1998 as our Senior Vice President and Chief Financial Officer and served in those capacities until becoming our President and Chief Executive Officer. Prior to joining us, Mr. Black was a Senior Vice President and Chief Financial Officer at Investment Advisors, Inc. in Minneapolis, Minnesota. Prior to Investment Advisors, he spent three years at Price Waterhouse.

Mr. Black’s qualifications to serve on our board of directors include, among other skills and qualifications, his extensive management, financial, and operational experience as well as his experience with our company.

GEORGE H. SPENCER, III:    Age 48, Director since February 2000. Mr. Spencer is a Senior Managing Director at Seyen Capital, which he co-founded in October 2006, and a Senior Consultant to Adams Street Partners, LLC, which he co-founded and where he served as a Partner from 1999 to October 2006. Mr. Spencer also serves on the board of directors of Convio, Inc., a publicly traded company.

Mr. Spencer’s qualifications to serve on our board of directors include, among other skills and qualifications, his extensive experience in the venture capital industry and general business experience due to his service on the board of other companies. As chairman of the compensation committee, Mr. Spencer also keeps the board abreast of current issues and collaborates with our senior management team.

Directors whose terms continue until 2013:

DANIEL R. FISHBACK:    Age 50, Director since March 2011. Mr. Fishback serves as the President and Chief Executive Officer of DemandTec, Inc., an IBM Company, positions he has held since June 2001. Mr. Fishback also served as a member of the board of directors of DemandTec from June 2001 until its acquisition by IBM in February 2012. DemandTec is a collaborative optimization network for retailers and consumer products companies. From January 2000 to March 2001, Mr. Fishback served as Vice President of Channels for Ariba, Inc., a provider of solutions to help companies manage their corporate spending. Mr. Fishback’s experience also includes senior executive positions at Trading Dynamics, Inc. and Hyperion Solutions Corporation. Mr. Fishback previously served on the board of directors of CorVu Corporation, an enterprise software company and a publicly traded company, from July 2004 to April 2007.

Mr. Fishback’s qualifications to serve on our board of directors include, among other skills and qualifications, his leadership skills, developed as an executive of several companies in the software industry, and his experience with public companies as the President and Chief Executive Officer of DemandTec, Inc., which provides our board with useful insights with respect to management and operations.

MARTIN J. LEESTMA:    Age 53, Director since March 2006 and Chairman since March 2011. Mr. Leestma served as the President, Chief Executive Officer, and a member of the board of directors for Retek Information Systems, a software company, from 2003 to 2005, during which time Retek was a publicly traded company. Prior to joining Retek, he was Global Managing Partner of Retail Technology at Accenture from 1996 to 1999 and Managing Partner of North American Consumer Goods & Services from 1999 to 2002. He became Global Industry Managing Partner — Retail & CG&S industries in 2002 and served in this role until his departure in 2003. Since 2005, he has served as an independent business consultant.

Mr. Leestma’s qualifications to serve on our board of directors include, among other skills and qualifications, his general business experience due to his work as an independent business consultant and his experience with public companies as the Chief Executive Officer of Retek Information Systems from 2003 to 2005.

SVEN A. WEHRWEIN:    Age 61, Director since July 2008. Mr. Wehrwein has been an independent financial consultant to emerging companies since 1999. He has more than 35 years of experience as an investment banker, chief financial officer, and certified public accountant (inactive). He currently serves on the board of directors of Image Sensing Systems, Inc., a vehicle-detection software company, Proto Labs, Inc., a manufacturer of custom parts, and Uroplasty, Inc., a medical device company, all of which are publicly traded companies. Mr. Wehrwein also served on the board of directors of Compellent Technologies, Inc. from April 2007 until its acquisition by Dell Inc. in February 2011, Vital Images, Inc. from May 1997 until its acquisition by Toshiba Medical in June 2011, and Synovis Life Technologies, Inc. until its acquisition by Baxter International, Inc. in February 2012.

Mr. Wehrwein’s qualifications to serve on our board of directors include, among other skills and qualifications, his capabilities in financial understanding, strategic planning, and auditing expertise, given his experiences in investment banking and in financial leadership positions. As chairman of the audit committee, Mr. Wehrwein also keeps the board abreast of current audit issues and collaborates with our independent auditors and senior management team.

Directors whose terms continue until 2014:

MICHAEL B. GORMAN:    Age 46, Director since March 1998. Mr. Gorman is a Managing Director of Split Rock Partners, a venture capital firm which he co-founded in June 2004. From 1995 until June 2004, Mr. Gorman was a General Partner at St. Paul Venture Capital, a venture capital firm, where he focused on early-stage investing in software and internet services companies. Mr. Gorman’s prior work experience includes serving as a management consultant with Bain & Company, where he assisted clients in the development and execution of corporate strategies.

Mr. Gorman’s qualifications to serve on our board of directors include, among other skills and qualifications, his extensive experience with venture capital companies, including his focus on software and internet services companies, and his general business knowledge. As chairman of the governance and nominating committee, Mr. Gorman also keeps the board abreast of current issues and collaborates with our senior management team.

PHILIP E. SORAN:    Age 55, Director since July 2010. Mr. Soran served as President, Chief Executive Officer, and a director of Compellent Technologies, Inc., a publicly traded company which he co-founded in March 2002, until its acquisition by Dell Inc. in February 2011, after which he served as the President of Dell Compellent from February 2011 to March 2012. Mr. Soran also serves on the board of directors for Hutchinson Technology, Inc., a technology manufacturer and a publicly traded company. From July 1995 to August 2001, Mr. Soran served as President, Chief Executive Officer, and a member of the board of directors of Xiotech, which Mr. Soran co-founded in July 1995. Xiotech was acquired by Seagate in January 2000. From October 1993 to April 1995, Mr. Soran served as Executive Vice President of Prodea Software Corporation, a data warehousing software company. Mr. Soran also held a variety of management, sales, marketing, and technical positions with IBM. Mr. Soran also served on the board of directors of Stellent, Inc. from April 2003 until its acquisition by Oracle Corporation in December 2006.

Mr. Soran’s qualifications to serve on our board of directors include, among other skills and qualifications, his experience as a chief executive officer of a publicly traded company and his experience in founding and building technology companies as well as his corporate vision and operational knowledge, which provide strategic guidance to the board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The board of directors conducts its business through meetings of the board and the following standing committees: audit, compensation, and governance and nominating. Each of the standing committees has adopted and operates under a written charter, all of which are available on our website at www.spscommerce.com. Other corporate governance documents available on our website include our Corporate Governance Guidelines and Code of Business Conduct and Ethics.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics relating to the conduct of our business by our directors, officers and employees, which is posted on our website at www.spscommerce.com.

Director Independence

As required under The NASDAQ Stock Market rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board. The board of directors consults with our counsel to ensure that the board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The NASDAQ Stock Market, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and our company, our management and our independent registered public accounting firm, the board of directors has affirmatively determined that all of the Company’s directors are independent directors within the meaning of the applicable listing standards of The NASDAQ Stock Market, except for Mr. Black, our current President and Chief Executive Officer.

As required under The NASDAQ Stock Market rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our board of directors are comprised entirely of directors determined by the board to be independent within the meaning of The NASDAQ Stock Market rules and regulations.

Board Leadership Structure

Mr. Leestma, a non-employee independent director, has served as our chairman of the board of directors since March 2011, while Mr. Black serves as our President and Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to, and independent oversight of, management. The board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman. Our Corporate Governance Guidelines require our chairman and Chief Executive Officer positions to be separate because the board of directors believes that having separate positions and having an independent director serve as chairman of the board is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance.

Board Involvement in Risk Oversight

Our management is responsible for defining the various risks facing us, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The board of directors’ responsibility is to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks; the board is not responsible, however, for defining or managing our various risks. The audit committee of the board of directors is primarily responsible for monitoring management’s responsibility in the area of financial risk oversight and the board of directors primarily responsible for monitoring management’s responsibility in our other areas of risk management. Accordingly, management regularly reported to the audit committee and the board of directors on risk management during 2011. The audit committee, in turn, reports on the matters discussed at the committee level to the full board. The audit committee and the full board focus on the material risks facing us, including financial, operational, market, credit, liquidity, legal and regulatory risks, to assess whether management has reasonable controls in place to address these risks. In addition, the compensation committee is charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management. The board of directors believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Board Committees

The board of directors has established an audit committee, a compensation committee and a governance and nominating committee. Each of our committees has a charter and each charter is posted on our website. The following sets forth the membership of each of our committees.

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Archie C. Black
Daniel R. Fishback			X
Michael B. Gorman			Chair
Martin J. Leestma	X	X
Philip E. Soran		X
George H. Spencer, III	X	Chair
Sven A. Wehrwein	Chair		X

Audit Committee

Among other matters, our audit committee:

•	evaluates the qualifications, performance and independence of our independent auditor and reviews and approves both audit and nonaudit services to be provided by the independent auditor;

•

discusses with management and our independent auditors any major issues as to the adequacy of our internal controls, any actions to be taken in light of significant or material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting;

•

establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•	administers our investment and cash management policies; and

•	prepares the audit committee report that SEC rules require to be included in our annual proxy statement and annual report on Form 10-K.

Each of the members of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NASDAQ Stock Market. Our board of directors has determined that Mr. Wehrwein is an audit committee financial expert, as defined under the applicable rules of the SEC. Each member of our audit committee satisfies the NASDAQ Stock Market independence standards and the independence standards of Rule 10A-3(b)(1) of the Securities Exchange Act.

Compensation Committee

Our compensation committee reviews and approves on an annual basis the goals and objectives relevant to our Chief Executive Officer’s compensation and annually reviews the evaluation of the performance of our executive officers and approves our executive officers’ annual compensation. Our compensation committee also administers the issuance of stock options and other awards under our 2010 Equity Incentive Plan.

Governance and Nominating Committee

Our governance and nominating committee identifies individuals qualified to become members of the board of directors, recommends individuals to the board for nomination as members of the board and board committees, reviews the compensation paid to our non-employee directors and recommends any adjustments in director compensation and oversees the evaluation of our board of directors.

Meeting Attendance

Our Corporate Governance Guidelines provide that our directors are expected to attend meetings of the board of directors and of the committees on which they serve, as well as our annual meeting of stockholders. Our board of directors held nine (9) meetings and acted by written consent three (3) times during 2011. The audit committee of the board met eight (8) times and acted by written consent two (2) times, the compensation committee of the board met eight (8) times and the governance and nominating committee of the board met two (2) times during 2011. Each of our directors attended at least 75% of the meetings of the board of directors and the committees on which he served during 2011. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders.

Procedures for Contacting the Board of Directors

Stockholders who wish to communicate with the board of directors may do so by writing to the board or a particular director in care of the Secretary of the Company. All communications will initially be received and processed by the Secretary of the Company, who will then refer the communication to the appropriate board member (either the director named in the communication, the chairperson of the board committee having authority over the matter raised in the communication, or the chairperson of the board in all other cases. The director to whom a communication is referred will determine, in consultation with our counsel, whether a copy or summary of the communication will be provided to the other directors. The board of directors will respond to communications if and as appropriate.

Procedures for Selecting and Nominating Director Candidates

Stockholders may directly nominate a person for election to our board of directors by complying with the procedures set forth in Article II, Section 2.4(a)(2) of our bylaws, and with the rules and regulations of the Securities and Exchange Commission. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice delivered to, or mailed and received at, our principal executive offices at the address above, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting of stockholders. Your notice must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

Your notice also must set forth the following information for you and any beneficial owner on whose behalf you make a nomination: (i) the name and address of the stockholder, as they appear on our books; (ii) the class and number of shares of our capital stock which are owned beneficially and of record, as well as a description of all securities or contracts, with a value derived in whole or in part from the value of any shares of our capital stock, held by you and such beneficial owner or to which either is a party; (iii) a description of all arrangements or understandings between you and any such beneficial owner and any other person or persons (including their names) regarding the nomination; (iv) a representation that you intend to appear in person or by proxy at the meeting to nominate the persons named in your notice; and (v) a description of any other information relating to you and any such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934.

As required by our Corporate Governance Guidelines, when evaluating the appropriate characteristics of candidates for service as a director, the governance and nominating committee takes into account many factors. The board of directors selects and recommends to stockholders qualified individuals who, if added to the board, would provide the mix of director characteristics and diverse experiences, perspectives and skills appropriate for us. Board candidates are considered based on various criteria, including breadth and depth of relevant business and board skills and experiences, judgment and integrity, reputation in their profession, diversity of background, education, leadership ability, concern for the interests of stockholders and relevant regulatory guidelines. These considerations are made in the context of an assessment of the perceived needs of the board of directors at the particular point in time. We do not have a formal policy with respect to diversity, however, the board of directors seeks to have a board that represents diversity as to gender, race, ethnicity and background experiences. Directors must be willing and able to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the board for an extended period of time.

The governance and nominating committee will consider director candidates recommended by stockholders in the same manner that it considers all director candidates. Stockholders who wish to suggest qualified candidates should write to SPS Commerce, Inc., 333 South Seventh Street, Suite 1000, Minneapolis, Minnesota 55402, Attention: Chief Financial Officer, stating in detail the characteristics that make the candidate a suitable person to serve on our board of directors in light of our Corporate Governance Guidelines.

Director Compensation

The table below sets forth the compensation provided to our directors during 2011. Mr. Black’s compensation is set forth under “–Summary Compensation Table” because he served as our President and Chief Executive Officer during that year. Mr. Black did not receive any separate compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)		Total ($)
Steve A. Cobb(2)	6,354	—		6,354
Daniel R. Fishback(2)	18,333	176,312	(3)	194,645
Michael B. Gorman	24,561	44,078	(4)	68,639
Martin J. Leestma	39,497	44,078	(5)	83,575
Philip E. Soran	24,000	44,078	(6)	68,078
George H. Spencer, III	33,000	44,078	(7)	77,078
Sven A. Wehrwein	33,000	44,078	(8)	77,078

(1)	Represents the grant date fair value of the awards granted during the year computed in accordance with FASB ASC 718. For a discussion of the relevant assumptions used to determine the valuation of our option awards for accounting purposes please refer to Note H to the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on March 9, 2012.

(2)	Mr. Cobb resigned from our board of directors, and the board of directors elected Daniel R. Fishback to the board of directors, on March 2, 2011. As of December 31, 2011, Mr. Cobb did not hold any options to purchase shares of common stock.

(3)	As of December 31, 2011, Mr. Fishback held options to purchase an aggregate of 21,360 shares of common stock, 4,450 of which were vested.

(4)	As of December 31, 2011, Mr. Gorman held options to purchase an aggregate of 21,360 shares of common stock, 8,900 of which were vested. Mr. Gorman will remit to SPVC VI, LLC any value realized from 16,020 of these options. SPVC VI, LLC is a venture capital fund managed by Split Rock Partners, LLC and Vesbridge Partners, LLC.

(5)	As of December 31, 2011, Mr. Leestma held options to purchase an aggregate of 41,385 shares of common stock, 28,925 of which were vested.

(6)	As of December 31, 2011, Mr. Soran held options to purchase an aggregate of 21,360 shares of common stock, 7,565 of which were vested.

(7)	As of December 31, 2011, Mr. Spencer held options to purchase an aggregate of 21,360 shares of common stock, 8,900 of which were vested.

(8)	As of December 31, 2011, Mr. Wehrwein held options to purchase an aggregate of 30,120 shares of common stock, 19,789 of which were vested.

For 2011, our director compensation policy provided that each non-employee director received an initial stock option grant to purchase up to 16,020 shares of our common stock upon appointment to the board. Each grant vests in equal monthly installments over three years for so long as the director remains a member of the board.

Our director compensation policy for 2011 also provided that each non-employee director received a stock option grant to purchase up to 5,340 shares of our common stock on the date of the annual meeting of stockholders at which the director was elected to the board or continued to serve as a director. The awards vest in full on the earlier of one year after the date of grant or the date of the next year’s annual meeting of stockholders, provided the recipient remains a member of the board as of the vesting date. All stock options granted under the policy have an exercise price equal to the fair market value of our common stock on the date of grant in accordance with our 2010 Equity Incentive Plan. We also reimbursed our directors for out-of-pocket expenses incurred in connection with attending our board and committee meetings.

Non-employee directors received cash fees in addition to the equity awards described above. For 2011, each non-employee director received an annual retainer of $20,000. In addition, for 2011, the chair of each committee received an annual fee as follows:

Committee Chair	Annual Cash Fee
Audit	$11,000
Compensation	$8,000
Governance and Nominating	$5,000

For 2011, each committee member, other than the chair, received an annual fee as follows:

Non-Chair Committee Members	Annual Cash Fee
Audit	$5,000
Compensation	$4,000
Governance and Nominating	$2,000

For 2011, the chairman of our board of directors received an additional annual fee of $12,500.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of compensation arrangements of our named executive officers for 2011. Our named executive officers for 2011 were:

•	Archie C. Black, our President and Chief Executive Officer,

•	Kimberly K. Nelson, our Executive Vice President and Chief Financial Officer,

•	James J. Frome, our Executive Vice President and Chief Strategy Officer,

•	Michael J. Gray, our Executive Vice President of Operations, and

•	David J. Novak, Jr., our Executive Vice President of Business Development.

Executive Summary

We are a technology company with $58 million in annual revenues. We are a leading provider of on-demand supply chain management solutions and the Retail Universe community, providing integration, collaboration, connectivity, visibility and data analytics to thousands of customers worldwide.

In 2011 we achieved several significant financial results. In our earnings releases we focus on revenue, recurring revenue, net income (and diluted EPS), non-GAAP net income (and diluted non-GAAP EPS) and Adjusted EBITDA and we performed well on all these measures in 2011.

•	We had sequential revenue growth for all four quarters of 2011 and we now have 44 consecutive quarters of sequential revenue growth.

•	Our revenues of $58.0 million, compared to $44.6 for 2010, reflect 30% growth from 2010.

•	Our recurring revenues from recurring revenue customers grew 32% from 2010.

•

We achieved improvements in operational efficiency that produced Adjusted EBITDA of $5.4 million, compared to $5.2 million in 2010, and non-GAAP income per diluted share of $0.26 in 2011 and $0.31 in 2010.

Consequently, we believe that we are well-positioned to execute on our long-term strategic objectives over the next several years.

As reflected in our compensation philosophy, we set the compensation of our executive officers, including the named executive officers, based on their ability to achieve annual operational objectives that further our long-term business objectives and to create sustainable long-term stockholder value in a cost-effective manner. Accordingly, our 2011 compensation actions and decisions were based on our executive’s accomplishments in these dual areas. Each of the primary elements of our executive compensation program is discussed in more detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs are designed to be flexible and complementary and to collectively serve all of the executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation policy, each individual element, to a greater or lesser extent, serves each of our objectives.

For 2011, the committee took the following actions with respect to the compensation of the named executive officers:

•	increased base salaries between 7% and 13% per individual compared to 2010;

•	awarded formula-based bonuses at 145% of the target bonus opportunity established at the beginning of the year and discretionary bonuses at 100% of the target bonus opportunity; and

•	approved stock option awards to satisfy competitive market concerns, satisfy our retention objectives, and reward individual performance for 2010.

In addition to the compensation details provided above and discussed further below, other important details are as follows:

•	named executive officers are not entitled to any tax gross-up treatment on any severance or change in control benefits; and

•

our compensation programs are reviewed regularly by our compensation committee, which has determined that our compensation programs do not create inappropriate or excessive risk that is likely to have a material adverse effect on the company.

Compensation Objectives and Process

We have designed the compensation arrangements for our named executive officers to provide compensation in overall amounts and in forms that attract and retain talented and experienced individuals and motivate our executives to achieve the goals that are important to our growth. We typically provide compensation to our named executive officers through a combination of base salary, bonuses and equity awards. During 2011, our compensation primarily consisted of base salary, annual cash incentive awards and stock option grants, which helps align the incentives of our named executive officers with the interests of our stockholders.

Historically, our compensation committee has established all elements of compensation for our named executive officers. Generally, prior to commencing the compensation determinations, our Chief Executive Officer provided his review of our other named executive officers to the compensation committee. Our compensation committee engaged Compensia, Inc., a compensation consultant, to help evaluate our compensation philosophy and provide guidance in administering our compensation program.

Our compensation committee determines executive compensation, in part, by reference to the compensation information for the executives of a peer group of comparable companies. In 2011, we did not complete a formal compensation study and instead relied on the executive compensation market assessment developed by Compensia, our independent compensation consultant, in 2010. The 2010 Compensia report reviewed publicly available compensation data aggregated for a peer group of public technology companies. These companies were selected based on their similarities in industry and revenue at the time in 2010. The group consisted primarily of software and internet companies, with a focus on companies that provide software as a service. It also included other technology companies with headquarters in the Midwest. The peer companies were also selected by revenue with a limit on annual revenue of $120 million. Based on these criteria, we selected the following peer group for the 2010 executive compensation market analysis:

Compellent Technologies	Local.com	Salary.com

Constant Contact	LogMeIn	Smith Micro Software

DemandTec	NIC	SolarWinds

Ebix	OpenTable	Support.com

Electronic Game Card	Plato Learning	Vocus

LivePerson

This comparative data from the peer group is valuable to the compensation committee because it provides insight into competitive pay practices for each of the components of total compensation as well as confirms the reasonableness of our own compensation decisions. In January 2011, our compensation committee reviewed again the 2010 analysis of the compensation of our named executive officers relative to compensation paid by our peer group of companies summarized in a report prepared by Compensia. The 2010 Compensia report showed that even with the increases to base salaries in 2010, the base salaries of our Chief Executive Officer and Chief Financial Officer were below the 25th percentile of the peer group. The 2010 report did not have peer group information for the other named executive officers.

Base Salary

Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries for each of our named executive officers are initially established based on arm’s-length negotiations between us and the executive. Our compensation committee reviews the base salaries of our named executive officers annually at the beginning of each year. When negotiating or reviewing base salaries, the compensation committee considers market competitiveness based on their experience, the executive’s expected future contribution to our success and the relative base salaries and responsibilities of our other executives.

In January 2011, our named executive officers received base salary increases ranging from 7% to 13% of their 2010 base salaries. The adjustments were made to transition our named executive officer’s compensation to be competitive with the compensation of other similarly situated companies as reflected in the peer group. As a private company until our initial public offering in April 2010, our base salaries were significantly lower than the public company competitive market. Our compensation committee intends to annually evaluate our named executive officers’ compensation and to incrementally move their compensation closer to the median compensation paid by our peer group as we continue our transition to a public company executive compensation program.

Bonuses — 2011 Management Incentive Plan

Our named executive officers participated in our management incentive plan, or the MIP, which provides them with an opportunity to receive two types of bonuses: a formula-based bonus and a discretionary bonus. The formula-based bonus is intended to motivate our executives to achieve specific financial goals that will drive the growth and success of our business. The discretionary bonus is designed to motivate our executive team to achieve goals that contribute to our growth and success but are not necessarily measurable by the financial results of our operations.

Formula-Based Bonuses.    The formula-based bonus is based on the target bonus for each named executive officer established by the compensation committee at the beginning of each year. The compensation committee established the target bonus opportunity based on the amount it believes is necessary to provide a competitive overall compensation package in light of each named executive officer’s base salary and to motivate our executives to achieve an aggressive level of growth. The amount of the formula-based bonus, if any, actually paid to executives after the end of the year is determined by a matrix that takes into account our revenues and earnings before interest, taxes, depreciation and amortization and non-cash, share-based compensation, or Adjusted EBITDA, prior to the payment of the MIP. The formula-based bonus is based in part on revenues because, given the scalability of our current core business, the compensation committee believes our financial results are driven most significantly by the revenues we generate. The compensation committee also believes formula-based bonuses should be based in part on Adjusted EBITDA prior to payment of the MIP because Adjusted EBITDA is a useful measure of our operating performance. A reconciliation of net income to Adjusted EBITDA is incorporated by reference to the section titled “Results of Operations — Year Ended December 31, 2011 Compared to Year Ended December 31, 2010 — Adjusted EBITDA” included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2012 (SEC file no. 001-34702).

The matrix provides that each executive will receive a percentage of his or her target formula-based bonus, between 0% and 145%, based on our revenues and Adjusted EBITDA prior to payment of the MIP. For example, for our executives to earn their target bonuses for 2011, we needed to generate revenues of approximately $55.8 million and Adjusted EBITDA of approximately $5.2 million. If we failed to have either revenues of approximately $54.8 million or Adjusted EBITDA of approximately $4.4 million, our named executive officers would not have received a formula-based bonus for the year. With some exceptions, the percentage of the target bonus earned between the minimum and the maximum varies in five percentage-point increments based on revenues and Adjusted EBITDA for the year relative to increments established for each metric in the matrix. The target revenues and Adjusted EBITDA are adjusted during the year by the compensation committee in the event we complete acquisitions, if any, during the year. The compensation committee established the intervals for the matrix with the intent that achieving 100% of an executive’s target bonus will be a difficult but achievable goal in light of the prior year’s results of operations and anticipated growth for 2012. For 2011, we exceeded the targets for both revenue and Adjusted EBITDA and the formula-based bonus for each named executive officer was as follows:

•	Mr. Black — $214,600

•	Ms. Nelson — $104,400

•	Mr. Frome — $104,400

•	Mr. Gray — $98,600

•	Mr. Novak — $104,400

Discretionary Bonuses.    At the beginning of each year, our compensation committee also establishes a target discretionary bonus opportunity for each named executive officer that it may pay to the executive at the end of the year in our compensation committee’s discretion. Our compensation committee establishes the target bonus opportunity for each executive in an amount the committee believes is appropriate to incentivize our executives to strive to exceed performance expectations and pursue activities that will not necessarily increase the calculations of revenues or Adjusted EBITDA applied to the formula-based bonus matrix. For 2011, the target discretionary bonus opportunity for each named executive officer was as follows:

•	Mr. Black — $50,000

•	Ms. Nelson — $24,000

•	Mr. Frome — $24,000

•	Mr. Gray — $22,000

•	Mr. Novak — $24,000

The amount actually paid to each named executive officer is based on the compensation committee’s subjective evaluation of each named executive officer’s achievement during the year. Our compensation committee does not have any predetermined criteria or goals that they are required to consider in connection with payment of the discretionary bonus. For 2011, in determining whether to pay a discretionary bonus, the compensation committee, in February 2012, discussed our company’s performance and our executive officers’ performance in the areas of general leadership, pursuit of strategic initiatives and overall performance relative to expectations. The compensation committee determines the amount of the discretionary bonus actually paid to each member of our executive team independent of the formula-based bonus earned after considering the criteria described above. For 2011, the discretionary bonus for each named executive officer was equal to their target discretionary bonus opportunity.

Equity Awards

Historically, we have granted our named executive officers stock options in connection with their initial employment. When determining the size of the award, our compensation committee considers the executive’s position and responsibilities, the equity holdings of our other executives and the anticipated future contribution the executive will make to our success. We believe stock options are an important element of compensation because they provide our executives a potential ownership interest in our company, which helps align executives’ interests with those of other stockholders. We believe stock options further align the interest of our executives and stockholders because the executives profit from stock options only if our stock price increases relative to the option’s exercise price. We believe options also help retain our executives because the awards vest over several years, and vesting depends on the executive’s continued employment with us. Typically, these stock options vest over a period of four years. The vesting of these stock options in the event of a termination or change in control is described in more detail below under “– Potential Payments Upon Termination or Change in Control.” We do not have any security ownership requirements for our named executive officers.

At the beginning of each year, our compensation committee grants annual equity awards to our named executive officers. In 2011, Mr. Black received a stock option grant to purchase 68,645 shares of common stock and our other named executive officers received stock option grants to purchase 34,322 shares of common stock. Our policy is to grant annual stock options with an exercise price equal to the fair market value of our common stock on the date of grant. Going forward, we anticipate that equity compensation, whether in the form of restricted stock, stock options, restricted stock units, or other stock-based awards, will become a more significant part of our executive compensation and will continue to be granted on an annual basis in order to ensure a continued unvested equity component to the executive compensation package.

Other Compensation

Perquisites are not a material aspect of our executive compensation program. All of our full-time employees, including our named executive officers, are eligible to participate in our Section 401(k) plan. Pursuant to our Section 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of this reduction contributed to our Section 401(k) plan. Our Section 401(k) plan provides that we will match eligible employees’ Section 401(k) contributions equal to 25% of the employee’s elective deferrals, up to an amount not to exceed 6% of the employee’s compensation.

We entered into agreements with our named executive officers that provide for payments to them under certain circumstances involving a termination of their employment with us or upon a change in control of our company. The committee believes these types of agreements are essential in order to attract and retain qualified executives and promote stability and continuity in our senior management team. We believe that the stability and continuity provided by these agreements are in the best interests of our stockholders. In 2002, we also entered into management incentive agreements with each of Archie C. Black and James J. Frome that provide for a bonus to be paid to them upon a sale of our company. A “sale” includes (1) the disposition of all or substantially all of our assets; (2) the sale of at least 70% of our voting stock to a person who was not a stockholder of our company on July 1, 2002 and (3) a merger or consolidation of our company resulting in 70% or more of the voting power of the surviving company following the transaction being held by persons who were not a stockholder of our company on July 1, 2002. The payment to Mr. Black would be equal to 0.114% of the amount of the purchase price, as defined, exceeding $25 million but less than $65 million, subject to a maximum of $45,600. The payment to Mr. Frome would be equal to 0.115% of the amount of the purchase price, as defined, exceeding $25 million but less than $65 million, subject to a maximum of $46,000. These agreements terminate on June 30, 2012. We entered into these agreements in lieu of a cash bonus to each of these individuals to preserve our then-current cash position as we grew our business. These agreements are described in more detail below under “ —Potential Payments Upon Termination or Change in Control.”

Accounting and Tax Implications

Subject to rules that generally exempt compensation paid pursuant to pre-existing arrangements approved prior to our initial public offering, as a publicly-traded company we are not permitted under Section 162(m) of the Internal Revenue Code (the “Code”) to deduct compensation paid to certain executive officers to the extent that compensation exceeds $1.0 million per covered officer in any year. Compensation that is considered “performance based” for purposes of Section 162(m) is excluded from this limitation. Non-performance based compensation paid to our named executive officers for 2011 did not exceed the $1.0 million limit per officer.

Our compensation committee believes that in establishing the cash and equity incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, our compensation committee may deem it appropriate to provide one or more named executive officers with the opportunity to earn compensation which may not qualify as “performance based” for purposes of Section 162(m), such as cash incentive awards under programs not approved by our shareholders or restricted stock grants tied to the named executive officer’s continued service, and which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Code. Our compensation committee believes it is important to maintain this flexibility in determining cash and equity incentive compensation in order to attract and retain high caliber named executive officer candidates, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

Also, our compensation committee takes into account whether components of our compensation program may be subject to the penalty tax associated with Section 409A of the Code, and aims to structure the elements of compensation to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

Overview of 2012 Executive Compensation Program

In February 2012, our compensation committee determined the components, design and performance objectives of our 2012 executive compensation program.

2012 Base Salaries

For 2012, our named executive officers received base salary increases ranging from 6% to 13% of their 2011 base salaries. The adjustments were made in order to keep our named executive officers’ compensation competitive with the compensation of other similarly situated companies as reflected in the peer group.

2012 Management Incentive Plan

The management incentive plan for 2012 has been structured in a manner similar to that in place for 2011. The amount of the formula-based bonus, if any, actually paid to executives after the end of the year will still be determined by a matrix that takes into account our revenues and earnings before interest, taxes, depreciation and amortization and non-cash, share-based compensation, or Adjusted EBITDA, prior to the payment of the MIP. The target revenues and Adjusted EBITDA will still be adjusted during the year by the compensation committee in the event we complete acquisitions, if any, during the year. The management incentive plan for 2012 also includes a target discretionary bonus for each named executive officer that it may pay to the executive in the first quarter of 2013 in the compensation committee’s discretion.

2012 Stock Option Grants and Restricted Stock Unit Grants

In February 2012, Mr. Black received a stock option grant to purchase 31,521 shares of common stock and our other named executive officers received stock option grants to purchase 15,968 shares of common stock. Our named executive officers also received grants of restricted stock units to be settled in shares of common stock ranging from a restricted stock unit grant of 12,473 for Mr. Black to restricted stock unit grants of 6,319 for our other named executive officers. The restricted stock units vest over a period of four years.

COMPENSATION COMMITTEE REPORT

The committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the board of directors the inclusion of the Compensation Discussion and Analysis in the company’s year-end disclosure documents.

Compensation Committee of the Board of Directors of SPS Commerce, Inc.

George H. Spencer, III, chairperson

Martin J. Leestma

Philip E. Soran

Summary Compensation Table

The following table provides information regarding the compensation paid to and earned by our named executive officers in 2011:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Archie C. Black	2011	330,000	50,000	549,435	214,600	2,801	1,146,836
Chief Executive Officer and President	2010	300,000	32,760	844,835	116,477	2,814	1,296,886
	2009	276,000	29,728	—	100,579	2,827	409,134

Kimberly K. Nelson	2011	240,000	24,000	274,713	104,400	3,117	646,230
Executive Vice President and Chief Financial Officer	2010	225,000	40,779	187,741	84,221	3,109	540,850
	2009	215,000	23,625	22,550	79,931	3,110	344,216

James J. Frome	2011	240,000	24,000	274,713	104,400	3,137	646,251
Executive Vice President and Chief Strategy Officer	2010	225,000	23,690	394,256	84,221	3,186	730,353
	2009	215,000	24,800	28,431	83,908	3,123	355,262

Michael J. Gray	2011	225,000	22,000	274,713	98,600	3,675	623,988
Executive Vice President of Operations	2010	200,000	21,170	112,645	59,274	3,675	396,764
	2009	184,000	15,000	113,790	50,750	—	363,540

David J. Novak, Jr.	2011	240,000	24,000	274,713	104,400	3,137	646,251
Executive Vice President of Business Development	2010	225,000	23,690	187,741	84,221	3,109	523,761
	2009	215,000	23,625	—	79,931	1,745	320,301

(1)	Represents the grant date fair value of the stock-based awards granted during the year computed in accordance with FASB ASC 718. For a discussion of the relevant assumptions used to determine the valuation of our option awards for accounting purposes, please refer to Note H to the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on March 9, 2012.

(2)	Represents matching contributions under our Section 401(k) plan.

Grants of Plan-Based Awards

The following table sets forth certain information regarding grants of plan-based awards to our named executive officers in 2011.

			Estimated Future Payouts Under Non-Equity Incentive Plans			All Other Option Awards: Number Securities Underlying Options (#)(2)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)
Name	Grant Date	Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)
Archie C. Black	February 7, 2011	—	60,680	198,000	264,600	—	—	—
	February 11, 2011	February 7, 2011	—	—	—	68,645	16.64	549,435
Kimberly K. Nelson	February 7, 2011	—	29,520	96,000	128,400	—	—	—
	February 11, 2011	February 7, 2011	—	—	—	34,322	16.64	274,713
James J. Frome	February 7, 2011	—	29,520	96,000	128,400	—	—	—
	February 11, 2011	February 7, 2011	—	—	—	34,322	16.64	274,713
Michael J. Gray	February 7, 2011	—	27,880	90,000	120,600	—	—	—
	February 11, 2011	February 7, 2011	—	—	—	34,322	16.64	274,713
David J. Novak, Jr.	February 7, 2011	—	29,520	96,000	128,400	—	—	—
	February 11, 2011	February 7, 2011	—	—	—	34,322	16.64	274,713

(1)	Our board of directors and compensation committee approved a grant of stock options identified in the “All Other Option Awards” column in a meeting on February 7, 2011. In accordance with the terms of this approval, the awards were granted on February 11, 2011.

(2)	The stock options identified in the “All Other Option Awards” column vest as to one-fourth of the shares on February 10, 2012, with the remaining underlying option shares vesting in 36 equal monthly installments on the first day of each month thereafter beginning March 1, 2012.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity awards granted to our named executive officers outstanding as of December 31, 2011:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($/Sh)	Option Expiration Date
Archie C. Black	37,922	—	0.37	November 12, 2013
	43,387	—	0.37	June 30, 2014
	2,651	—	0.37	December 31, 2014
	117,952	—	0.37	March 31, 2016
	47,566	72,584	12.00	April 26, 2020
	__	68,645	16.64	February 10, 2021

Kimberly K. Nelson	73,494	—	3.03	November 26, 2017
	10,574	16,126	12.00	April 26, 2020
	—	34,322	16.64	February 10, 2021

James J. Frome	119,949	—	0.37	August 17, 2013
	33,375	—	0.37	June 30, 2014
	6,675	—	0.37	March 31, 2016
	22,201	33,869	12.00	April 26, 2020
	—	34,322	16.64	February 10, 2021

Michael J. Gray	58,406	21,694	2.43	March 31, 2019
	6,343	9,677	12.00	April 26, 2020
	—	34,322	16.64	February 10, 2021

David J. Novak, Jr.	101,623	—	2.92	June 30, 2017
	10,574	16,126	12.00	April 26, 2020
	—	34,322	16.64	February 10, 2021

(1)	Stock options have a ten-year term and generally vest and become exercisable as to one-fourth of the shares on the one year vesting commencement date (typically the grant date), with the remaining shares vesting in a series of 36 equal monthly installments on the first day of each month thereafter.

Option Exercises and Stock Vested

The following table sets forth certain information regarding stock option exercises by our named executive officers during 2011. As of December 31, 2011, we had never granted any restricted stock, restricted stock units or similar instruments to our named executive officers.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Archie C. Black	15,000	$234,375(1)
	15,000	264,375(2)
	13,387	262,720(3)
	60,000	1,177,500(4)
	3,500	87,133(5)

Kimberly K. Nelson	15,000	239,490(6)
	1,600	28,745(7)
	7,222	129,750(8)
	6,178	111,179(9)
	20,000	399,320(10)

James J. Frome	7,500	112,245(11)
	7,500	112,245(12)
	200	2,993(13)
	1,474	22,060(14)
	5,826	87,192(15)
	7,500	112,995(16)
	3,375	50,510(17)
	4,102	79,111(18)

David J. Novak, Jr.	5,000	90,440(19)
	5,000	93,140(20)
	10,000	220,180(21)

(1)	The value realized on Mr. Black’s exercise on April 28, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($16.00) and (b) the per share exercise price ($0.375) (2) multiplied by the number of shares acquired on exercise.

(2)	The value realized on Mr. Black’s exercise on May 4, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.00) and (b) the per share exercise price ($0.375) (2) multiplied by the number of shares acquired on exercise.

(3)	The value realized on Mr. Black’s exercise on October 3, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($20.00) and (b) the per share exercise price ($0.375) (2) multiplied by the number of shares acquired on exercise.

(4)	The value realized on Mr. Black’s exercise on October 28, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($20.00) and (b) the per share exercise price ($0.375) (2) multiplied by the number of shares acquired on exercise.

(5)	The value realized on Mr. Black’s exercise on December 12, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($25.27) and (b) the per share exercise price ($0.375) (2) multiplied by the number of shares acquired on exercise.

(6)	The value realized on Ms. Nelson’s exercise on October 12, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($19.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(7)	The value realized on Ms. Nelson’s exercise on November 7, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($21.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(8)	The value realized on Ms. Nelson’s exercise on November 8, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($21.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(9)	The value realized on Ms. Nelson’s exercise on November 9, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($21.03) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(10)	The value realized on Ms. Nelson’s exercise on November 17, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($23.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(11)	The value realized on Mr. Frome’s exercise on May 4, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(12)	The value realized on Mr. Frome’s exercise on June 7, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(13)	The value realized on Mr. Frome’s exercise on July 1, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(14)	The value realized on Mr. Frome’s exercise on July 6, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(15)	The value realized on Mr. Frome’s exercise on July 7, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(16)	The value realized on Mr. Frome’s exercise on August 1, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.10) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(17)	The value realized on Mr. Frome’s exercise on September 1, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($18.00) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(18)	The value realized on Mr. Frome’s exercise on November 21, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($22.32) and (b) the per share exercise price ($3.034) (2) multiplied by the number of shares acquired on exercise.

(19)	The value realized on Mr. Novak’s exercise on November 9, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($21.01) and (b) the per share exercise price ($2.922) (2) multiplied by the number of shares acquired on exercise.

(20)	The value realized on Mr. Novak’s exercise on November 11, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($21.55) and (b) the per share exercise price ($2.922) (2) multiplied by the number of shares acquired on exercise.

(21)	The value realized on Mr. Novak’s exercise on December 12, 2011 represents (1) the difference between (a) the market price of our common stock on the exercise date ($24.94) and (b) the per share exercise price ($2.922) (2) multiplied by the number of shares acquired on exercise.

Pension Benefits

We do not offer pension benefits to our named executive officers.

Non-Qualified Deferred Compensation

We do not offer non-qualified deferred compensation to our named executive officers.

Employment Agreements

We entered into an employment agreement with Archie C. Black, our Chief Executive Officer. The initial term of the agreement expired on December 31, 2009, but the agreement automatically renews for additional one-year terms unless terminated by us or Mr. Black. This agreement renewed for an additional year on January 1, 2011. Pursuant to the agreement, Mr. Black’s base salary is reviewed annually by our compensation committee and may be maintained or increased, but not decreased, in the compensation committee’s discretion. Mr. Black’s employment agreement requires him not disclose our confidential information or disparage us or our officers or employees at any time during the term of the agreement or thereafter.

We entered into confidentiality and non-competition agreements with our named executive officers other than Mr. Black. These agreements require the executives to not disclose our confidential information at any time. The agreements also require the executives not to compete with us or solicit our employees to engage in other employment during the term of the executive’s employment with us and for one year thereafter. We entered into a confidentiality agreement, but not a non-competition agreement, with Mr. Black.

The employment and confidentiality and non-competition agreements with our named executive officers address various termination of employment scenarios. No severance payments are made to executives who are terminated for cause. The terms of potential payments under these agreements upon a termination of employment are summarized below under “ — Potential Payments Upon Termination or Change-in-Control.”

We entered into management incentive agreements with each of Archie C. Black and James J. Frome that provide for a bonus to be paid to them upon a sale of our company. A “sale” includes (1) the disposition of all or substantially all of our assets; (2) the sale of at least 70% of our voting stock to a person who was not a stockholder of our company on July 1, 2002 and (3) a merger or consolidation of our company resulting in 70% or more of the voting power of the surviving company following the transaction being held by persons who were not a stockholder of our company on July 1, 2002. The payment to Mr. Black would be equal to 0.114% of the amount of the purchase price, as defined, exceeding $25 million but less than $65 million, subject to a maximum of $45,600. The payment to Mr. Frome would be equal to 0.115% of the amount of the purchase price, as defined, exceeding $25 million but less than $65 million, subject to a maximum of $46,000. These agreements terminate on June  30, 2012.

Potential Payments Upon Termination or Change-in-Control

Employment Agreements

We have entered into agreements that will require us to provide compensation to our named executive officers in the event of a termination of employment or a change in control of our company. Our employment agreement with Archie C. Black, our Chief Executive Officer, provides that, if we terminate his employment without cause, or if he terminates his employment with us for good reason, we will (1) pay his salary for 12 months in accordance with our regular payroll practices and any unused vacation accrued as of the date of termination and (2) provide health care benefits to him and his family for 12 months after the date of termination on the same terms as they are provided as of termination. “Cause” for termination exists upon (a) conviction of a felony; (b) dishonesty or gross misconduct in the performance of the agreement; or (c) failure by Mr. Black to cure his material breach of the agreement within 30 days of receiving written notice of breach from us. Mr. Black may terminate his employment for “good reason” (a) by providing us with notice of his intent to terminate his employment within 10 days of his annual performance review; (b) our failure to cure our material breach of the agreement within 30 days of receiving written notice of breach from him; or (c) upon a change in control, which includes removal of Mr. Black as our Chief Executive Officer by our board of directors or the occurrence of a transaction that results in the holders of our stock immediately prior to the transaction ceasing to hold the voting power necessary to elect a majority of our board following the transaction. Also, if we terminate Mr. Black’s employment if he suffers a permanent disability, we will maintain for his benefit for 12 months after termination all health benefit plans in which he was entitled to participate immediately prior to termination.

We have entered into agreements with each of our named executive officers other than Mr. Black that provide that, if we terminate the named executive officer’s employment without cause, and provided the termination does not occur upon or within 12 months of a change in control of our company, we will pay the named executive officer six months of his or her then-current base salary over a six-month period in accordance with our normal payroll practices. If we terminate the named executive officer’s employment without cause upon or within 12 months after a change in control, or if the named executive officer terminates his or her employment for good reason upon or within 12 months after a change in control, we will pay the named executive officer 12 months of his or her then-current base salary over a 12-month period in accordance with our normal payroll practices. Payment of these amounts is subject to certain conditions and limitations, including that the named executive officer execute a release of claims against us. A “change in control” and the reasons for which a named executive officer may terminate without “cause” are defined in accordance with our 2001 Stock Option Plan and described below. A named executive officer may terminate his or her employment for “good reason” if there is a material reduction in the officer’s salary at the time of the change in control or a material reduction in responsibilities following the change in control.

Option Agreements

Generally, option agreements executed pursuant to our 2001 Stock Option Plan, provide that, in the event of a change in control of our company, outstanding stock options granted to senior management, including our named executive officers, immediately become exercisable as to 50% of the unvested shares subject to option. Our option agreements with our named executive officers also provide that if the named executive officer’s employment with us is terminated, or the named executive officer’s employment responsibilities or base salary are materially reduced, other than for cause, prior to the first anniversary of the change in control, all remaining unvested shares subject to the option immediately become fully exercisable. A “change in control” includes (1) any person’s acquisition of beneficial ownership of 50% or more of our outstanding common stock; (2) a failure to have a majority of our board of directors be people for whose election our board solicited proxies; (3) approval by our stockholders of a reorganization, merger or consolidation, unless our stockholders immediately prior to the transaction own more than 50% of the voting power of the corporation resulting from the transaction; or (4) approval by our stockholders of the disposition of all or substantially all of our assets. “Cause” for termination exists upon (a) failure by the named executive officer to cure his or her material breach of the terms of a non competition/non solicitation agreement between us and the officer within 30 days of receipt of written notice of breach from us; (b) gross negligence or willful misconduct by the officer; (c) conviction of the officer of a crime involving moral turpitude or any felony; (d) willful violation of instructions from our board of directors or Chief Executive Officer; or (e) fraud, embezzlement, theft or proven dishonesty against us.

Generally, option agreements executed pursuant to our 2010 Equity Incentive Plan provide that in the event of a sale of all or substantially all of our assets or a merger, consolidation, or share exchange involving our company, the surviving or successor entity may continue, assume or replace some or all of the outstanding awards under the 2010 Equity Incentive Plan. Our awards agreements with our executive officers typically provide that if awards granted to the executive officer under the 2010 Equity Incentive Plan are continued, assumed or replaced in connection with such an event and if within one year after the event the executive officer experiences an involuntary termination of service other than for cause, then the executive officer’s outstanding awards will vest in full, will immediately become fully exercisable and will remain exercisable for one year following termination. If awards granted to any participant are not continued, assumed or replaced, the administrator may provide for the surrender of any outstanding award in exchange for payment to the holder of the amount of the consideration that would have been received in the event for the number of shares subject to the award less the aggregate exercise price (if any) of the award. In the event of a change in control (as defined in the 2010 Equity Incentive Plan) that does not involve a merger, consolidation, share exchange, or sale of all or substantially all of our company’s assets, the plan administrator, in its discretion, may provide that any outstanding award will become fully vested and exercisable upon the change in control or upon the involuntary termination of the participant within one year after the change in control or that any outstanding award will be surrendered in exchange for payment to the holder of the amount of the consideration that would have been received in the change in control for the number of shares subject to the award less the aggregate exercise price (if any) of the award.

Management Incentive Agreements

We entered into the management incentive agreements with each of Archie C. Black and James J. Frome described above under “ — Employment Agreements” that provide for a bonus to be paid to them upon a sale of our company. The payment to Mr. Black would be equal to 0.114% of the amount of the purchase price, as defined, exceeding $25 million but less than $65 million, subject to a maximum payment of $45,600. The payment to Mr. Frome would be equal to 0.115% of the amount of the purchase price, as defined, exceeding $25 million but less than $65 million, subject to a maximum payment of $46,000.

The following tables list the potential payments and benefits upon termination of employment or change in control of our company for our named executive officers. The tables assume the triggering event for the payments or provision of benefits occurred on December 31, 2011. Amounts in the tables for the vesting of unvested stock options are calculated based on the number of accelerated stock options multiplied by the difference between $25.95, the closing price for a share of our common stock on The NASDAQ Stock Market on December 31, 2011, and the per share exercise price.

Archie C. Black

Triggering Event	Salary, Bonus & Unused Vacation	Health Benefits(1)	Vesting of Unvested Stock Options
Termination Without Cause or for Good Reason	$361,731	$6,558	—
Permanent Disability	—	$6,558	—
Change in Control Without Related Termination	$45,600	—	—
Change in Control With Related Termination	$45,600	—	$1,651,632

(1)	The amounts for health benefits were calculated by multiplying our standard monthly rates for family health and dental benefits by 12.

Kimberly K. Nelson

Triggering Event	Salary	Vesting of Unvested Stock Options
Termination Without Cause or for Good Reason Unrelated to Change in Control	$120,000	—
Termination Without Cause or for Good Reason Related to Change in Control	$240,000	—
Change in Control Without Related Termination	—	$112,479
Change in Control With Related Termination	—	$554,496

James J. Frome

Triggering Event	Salary & Bonus	Vesting of Unvested Stock Options
Termination Without Cause or for Good Reason	$120,000	—
Termination Without Cause or for Good Reason Related to Change in Control	$240,000	—
Change in Control Without Related Termination	$46,000	—
Change in Control With Related Termination	$46,000	$792,010

Michael J. Gray

Triggering Event	Salary	Vesting of Unvested Stock Options
Termination Without Cause or for Good Reason	$112,500	—
Termination Without Cause or for Good Reason Related to Change in Control	$225,000	—
Change in Control Without Related Termination	—	$322,570
Change in Control With Related Termination	—	$964,678

David J. Novak, Jr.

Triggering Event	Salary	Vesting of Unvested Stock Options
Termination Without Cause or for Good Reason	$120,000	—
Termination Without Cause or for Good Reason Related to Change in Control	$240,000	—
Change in Control Without Related Termination	—	$112,479
Change in Control With Related Termination	—	$544,496

Outstanding Equity Awards

The following table summarizes, as of December 31, 2011, the number of shares of our common stock to be issued upon exercise of outstanding options granted under our equity plans as of December 31, 2011. The table also includes the weighted-average exercise price of options and the number of shares remaining available for future issuance under the plans for all awards.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares in first column)
Equity compensation plans approved by stockholders(1)(2)	1,669,409	$8.14	659,974
Equity compensation plans not approved by stockholders	None	N/A	None

(1)	Includes the 2001 Stock Option Plan and the 2010 Equity Incentive Plan.

(2)

The 2010 Equity Incentive Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under the 2010 Equity Incentive Plan shall be increased on January 1 of each year beginning in 2011 and ending on January 1, 2020 in an amount equal to the lesser of 6% of the total number of our shares outstanding as of December 31 of the immediately preceding calendar year or a number of shares determined by our board of directors; provided, however, no more than 1,201,500 shares of our common stock may be issued upon the exercise of incentive stock options.

SECURITY OWNERSHIP

Beneficial Ownership of Directors, Nominees, Executive Officers and Beneficial Owners of More than Five Percent of Our Common Stock

The following table shows how many shares of our common stock were beneficially owned as of March 13, 2012 by each of the persons known by us to be beneficial owners of more than 5% of our common stock, directors, director nominees and executive officers named in the Summary Compensation Table contained in this proxy statement, and by all of our directors and executive officers as a group. Percentage ownership of our common stock in the table is based on 12,186,915 shares of our common stock issued and outstanding on March 13, 2011. Except as otherwise noted below, persons have sole voting and investment power and the address for each director or officer listed in the table is c/o SPS Commerce, Inc., 333 South Seventh Street, Suite 1000, Minneapolis, Minnesota 55402.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Executive Officers and Directors:
Archie C. Black	346,855	(1)	2.8%
Daniel R. Fishback	6,230	(2)	*
James J. Frome	178,056	(3)	1.4%
Michael J. Gray	64,774	(4)	*
Michael B. Gorman	679,284	(5)	5.6%
Martin J. Leestma	30,705	(6)	*
Kimberly K. Nelson	96,864	(7)	*
David J. Novak, Jr.	124,993	(8)	1.0%
Philip E. Soran	9,790	(9)	*
George H. Spencer, III	10,680	(10)	*
Sven A. Wehrwein	22,800	(11)	*
All directors, director nominees, and executive officers as a group (11 persons)	1,571,031		12.1%
Other beneficial owners:
Capital World Investors	838,500	(12)	6.9%
Columbia Wanger Asset Management, LLC	1,605,000	(13)	13.2%
FMR LLC	1,246,136	(14)	10.2%
Riverbridge Partners LLC	1,089,637	(15)	8.9%
Funds affiliated with Split Rock Partners	679,284	(5)	5.6%

*	Less than one percent

(1)	Includes 64,033 shares owned by the Archie C. and Jane McDonald Black Charitable Trust (the “Charitable Trust”) for which Mr. Black serves as a co-trustee, 800 shares owned by Mr. Black’s sons and 282,022 shares subject to options that are exercisable within 60 days of the date of the table. Mr. Black may be deemed to have shared voting and investment power over the shares held by the Charitable Trust and his sons, but disclaims beneficial ownership of such shares. Mr. Black has served as our Chief Executive Officer and President and a member of our board of directors since 2001.

(2)	Includes 6,230 shares subject to options that are exercisable within 60 days of the date of the table.

(3)	Includes 178,056 shares subject to options that are exercisable within 60 days of the date of the table. Mr. Frome has served as our Executive Vice President and Chief Strategy Officer since 2001.

(4)	Includes 64,774 shares subject to options that are exercisable within 60 days of the date of the table. Mr. Gray has served as our Executive Vice President of Operations since November 2008.

(5)	Includes 28,486 shares held by SPVC IV, LLC, 46,453 shares held by SPVC V, LLC, 583,047 shares held by SPVC VI, LLC and 1,365 shares held by SPVC Affiliates Fund I, LLC and 9,253 shares held by Mr. Gorman. Mr. Gorman is a member of our board of directors. Mr. Gorman, a managing director of Split Rock Partners, LLC, is the record owner of options to purchase an aggregate of 21,360 shares of common stock, of which 10,680 shares are exercisable within 60 days of the date of the table. Pursuant to a letter agreement with SPVC VI, LLC, Mr. Gorman holds the option for the sole benefit of SPVC VI, LLC. Split Rock Partners, LLC, together with Vesbridge Partners, LLC, is the manager of SPVC IV, LLC, SPVC V, LLC, SPVC VI, LLC and SPVC Affiliates Fund I, LLC, however voting and investment power are delegated solely to Split Rock Partners, LLC. Michael Gorman, James Simons and David Stassen, as managing directors of Split Rock Partners, LLC, share voting and investment power with respect to the shares. Voting and investment power over shares held by each of the named funds above may be deemed to be shared with each of the managing directors and Split Rock Partners, LLC due to the affiliate relationships described above. Each of the managing directors and Split Rock Partners, LLC disclaims any beneficial ownership of the shares, except to the extent of any pecuniary interest therein. The address for each of these SPVC funds is 10400 Viking Drive, Suite 550, Minneapolis, MN 55344.

(6)	Includes 30,705 shares subject to options that are exercisable within 60 days of the date of the table.

(7)	Includes 96,864 shares subject to options that are exercisable within 60 days of the date of the table. Ms. Nelson has served as our Executive Vice President and Chief Financial Officer since 2007.

(8)	Includes 124,993 shares subject to options that are exercisable within 60 days of the date of the table. Mr. Novak has served as our Executive Vice President of Business Development since 2007.

(9)	Includes 9,790 shares subject to options that are exercisable within 60 days of the date of the table.

(10)	Includes 10,680 shares subject to options that are exercisable within 60 days of the date of the table.

(11)	Includes 22,800 shares subject to options that are exercisable within 60 days of the date of the table.

(12)	The number of shares indicated is based on information reported to the SEC in a Schedule 13G filed by Capital World Investors on February 10, 2012, and reflects beneficial ownership as of December 31, 2011. Capital World Investors has sole voting power as to 838,500 shares and sole dispositive power as to 838,500 shares. One or more clients of Capital World Investors have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock of SPS Commerce Inc. Capital World Investors holds more than five percent of the outstanding common stock of the Company as of December 30, 2011 on behalf of each of the following client(s): SMALLCAP World Fund, Inc. The address for Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071.

(13)	The number of shares indicated is based on information reported to the SEC in a Schedule 13G filed by Columbia Wanger Asset Management, LLC on February 10, 2012, and reflects beneficial ownership as of December 31, 2011. Columbia Wanger Asset Management, LLC has sole voting power as to 1,488,000 shares and sole dispositive power as to 1,605,000 shares. The number of shares includes shares held by Columbia Acorn Trust (CAT), a Massachusetts business trust that is advised by Columbia Wanger Asset Management, LLC. CAT held 10.1% of the outstanding common stock of the Company at December 31, 2011. The address for Columbia Wanger Asset Management, LLC is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(14)

The number of shares indicated is based on information reported to the SEC in a Schedule 13G filed by FMR LLC on January 10, 2012, and reflects beneficial ownership as of December 31, 2011. FMR LLC has sole voting power as to 900 shares and sole dispositive power as to 1,246,136 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock of the Company. The interest of one person, Fidelity Advisor New Insights Fund, an investment company registered under the Investment Company Act of 1940, in the common stock of the

Company, amounted to 1,000,000 shares or 8.283% of the Company’s total outstanding common stock at December 31, 2011. The address for FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(15)	The number of shares indicated is based on information reported to the SEC in a Schedule 13G filed by Riverbridge Partners LLC on February 6, 2012, and reflects beneficial ownership as of December 31, 2011. Riverbridge Partners LLC has sole voting power as to 788,913 shares and sole dispositive power as to 1,089,637 shares. The address for Riverbridge Partners LLC is 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors to file initial reports of ownership of our securities and reports of changes in ownership with the Securities and Exchange Commission. Based on our knowledge and on written representations from our executive officers and directors, we believe that all Section 16(a) filing and disclosure requirements applicable to our executive officers and directors for 2011 have been satisfied, with the exception of Archie Black for whom the company filed one late Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee are or has at any time during the last completed fiscal year been an officer or employee of ours. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during the last completed fiscal year.

Transactions with Related Persons

We describe below transactions and series of similar transactions, during our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, holders of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Registration Rights

As of March 29, 2012, certain holders of our common stock will have these registration rights, which include 659,351 shares owned by entities affiliated with Michael B. Gorman.

Demand Registration Rights

We are obligated to effect up to four registrations as requested by the holders of our common stock having registration rights, including two that may be on Form S-1. A request for registration must cover at least 20% in the aggregate of the then outstanding shares, on a fully diluted basis, entitled to registration rights. We may delay the filing of a registration statement in connection with a demand registration for a period of up to 120 calendar days upon the advice of the investment banker(s) and manager(s) that will administer the offering.

Piggyback Registration Rights

In the event that we propose to register any of our securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4 or any successor forms then in effect), we will include in these registrations all securities with respect to which we have received written requests for inclusion under our registration rights agreement, but subject to certain limitations.

We will not make any public sale or distribution of any of our securities during the seven days prior to and the 90 days after the effective date of any underwritten demand registration or any underwritten piggyback registration unless the managing underwriters agree otherwise. We will not register any of our securities until at least three months has elapsed from the effective date of the previous registration (except for the registration of securities to be issued in connection with employee benefit plans, to permit exercise or conversions of previously issued options, warrants, or other convertible securities or in connection with a demand registration). We will pay substantially all of the registration expenses of the holders of the shares registered pursuant to the demand and piggyback registrations described above.

Director Indemnification Agreements

We entered into indemnification agreements with each of our directors that provide, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.

Policy for Approval of Related Person Transactions

The board of directors has adopted a written statement of policy regarding transactions with related persons, which we refer to as our related person policy. Our related person policy requires that any executive officer requesting to enter into a transaction with a “related person” generally must promptly disclose to our audit committee the related person transaction and all material facts with respect thereto. In reviewing a transaction, our audit committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) opportunity costs of alternate transactions and (4) the materiality and character of the related person’s interest, and the actual or apparent conflict of interest of the related person. Our audit committee will not approve or ratify a related person transaction unless it determines that, upon consideration of all relevant information, the transaction is beneficial to our company and stockholders and the terms of the transaction are fair to our company. No related person transaction will be consummated without the approval or ratification of our audit committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote relating to a related person transaction in which they have an interest. Under our related person policy, a “related person” includes any of our directors, director nominees, executive officers, any beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing. Related person transactions exempt from our policy include transactions available to all of our employees and stockholders on the same terms and transactions between us and the related person that, when aggregated with the amount of all other transactions between us and the related person or its affiliates, involve less than $120,000 in a fiscal year. We adopted our related person policy in connection with our initial public offering in 2010 and did not have a formal review and approval policy for related person transactions at the time of any transaction described in this “Certain Relationships and Related Transactions” section.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT AUDITOR

Audit Committee Report

The primary function of our audit committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial controls, and the independent audit of our consolidated financial statements. The consolidated financial statements of SPS Commerce, Inc. for the year ended December 31, 2011 were audited by Grant Thornton LLP, independent auditor for the company.

As part of its activities, the audit committee has:

1.  Reviewed and discussed with management and the independent auditor the company’s audited financial statements;

2.  Discussed with the independent auditor the matters required to be communicated under Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

3.  Received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

Management is responsible for the company’s system of internal controls and financial reporting process. Grant Thornton LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and for issuing a report thereon. Our committee’s responsibility is to monitor and oversee these processes. Based on the foregoing review and discussions and a review of the report of Grant Thornton LLP with respect to the consolidated financial statements, and relying thereon, we have recommended to the board of directors of SPS Commerce, Inc. the inclusion of the audited consolidated financial statements in SPS Commerce, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of SPS Commerce, Inc.

Sven A. Wehrwein, Chairperson

Martin J. Leestma

George H. Spencer, III

Auditor Fees

Grant Thornton LLP served as our independent auditor for 2011 and 2010. The following table presents fees for professional audit services for the audit of our annual consolidated financial statements for 2011 and 2010, as well as fees for the review of our interim consolidated financial statements for each quarter in 2011 and 2010 and for all other services performed for 2011 and 2010 by Grant Thornton LLP.

	2011	2010
Audit Fees(1)	$151,046	$491,595
Audit-Related Fees(2)	156,530	10,350
Tax Fees(3)	46,016	77,480
All Other Fees	—	—

Total	$353,592	$579,425

(1)	Audit Fees consist of fees for the audit of our annual consolidated financial statements, the review of our interim consolidated financial statements, the review of financial information included in our filings with the SEC (including our initial public offering in April 2010 and our secondary public offering in December 2010) and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees for professional services rendered in connection with acquisitions and for the audit of our 401(k) retirement savings plan.

(3)	Tax Fees consist of the aggregate fees billed in 2011 and 2010 for professional services rendered for tax compliance, tax advice and tax planning. Such fees primarily related to federal and state tax compliance, planning and consulting.

Auditor Services Pre-Approval Policy

The audit committee has adopted an auditor services pre-approval policy applicable to services performed for us by our independent auditor. In accordance with this policy, the audit committee’s practice is to approve annually all audit, audit-related and tax and other services to be provided by the independent auditor during the year. If a service to be provided is not pre-approved as part of the annual process or if it may exceed pre-approved fee levels, the service must receive a specific and separate pre-approval by the audit committee, which may delegate authority to grant such pre-approvals during the year to one or more independent members of the audit committee. Any pre-approvals granted pursuant to delegated authority must be reported to the audit committee at its next regular meeting.

Our audit committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent auditor. The audit committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor’s independence.

ITEM 2 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The audit committee of our board of directors has selected Grant Thornton LLP to serve as our independent auditor for the year ending December 31, 2012. While it is not required to do so, our board of directors is submitting the selection of Grant Thornton LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the audit committee will reconsider its selection. Representatives of Grant Thornton LLP are expected to be present at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so.

The board of directors recommends that you vote FOR ratification of the selection of Grant Thornton LLP as the independent auditor of SPS Commerce, Inc. and our subsidiaries for the year ending December 31, 2012. Proxies will be voted FOR ratification of this selection unless otherwise specified.

ITEM 3 — DECLASSIFICATION OF OUR BOARD OF DIRECTORS

On February 28, 2012, the board of directors unanimously approved, upon the recommendation of the governance and nominating committee, an amended and restated version of our amended and restated certificate of incorporation, reflecting amendments that would declassify our board of directors and instead provide for the annual election of all of our directors, subject to obtaining approval of the amendments from our stockholders at the 2012 annual meeting.

Our amended and restated certificate of incorporation currently provides that our directors are divided into three classes, with each class serving a three-year term. Under the proposed amendments to our amended and restated certificate of incorporation, the classified board structure would be eliminated. Commencing with the 2013 annual meeting, our directors would be elected for one-year terms rather than three-year terms. Therefore, at our 2013 annual meeting and each annual meeting thereafter, our stockholders would be asked to vote for all of our directors who previously served in Classes I, II and III.

The governance and nominating committee and our board of directors regularly evaluate all of our corporate governance practices to ensure that such practices, including the mechanism for the election of directors, remain in the best interests of SPS Commerce and our stockholders. Proponents of classified boards believe that they provide continuity and stability to the board of directors, facilitate a long-term outlook by the board of directors, and improve the board of director’s negotiating position when confronted with an unsolicited suitor. On the other hand, an increasing number of investors have come to believe that classified boards reduce accountability of directors because they limit the ability of stockholders to evaluate and elect all directors annually.

In making its recommendation, the board of directors considered carefully comments from our stockholders regarding the advantages of both classified and declassified board structures. The board of directors determined that the advantages of a classified board were outweighed by the advantages of the stockholders’ ability to evaluate all directors annually and the adoption of a structure that is currently considered by many to be a “best practice” in corporate governance. Consequently, the board of directors concluded that an amendment to our amended restated certificate of incorporation to provide for the annual election of all directors is in the best interests of SPS Commerce and its stockholders.

We are proposing to amend and restate the amended and restated certificate of incorporation in its entirety, and all of the proposed amendments are reflected in the proposed form of amended and restated certificate of incorporation attached to this proxy statement as Appendix A. For your convenience, the attached form of amended and restated certificate of incorporation is marked to indicate the proposed amendments.

The board of directors recommends that you vote FOR this proposal. Proxies will be voted FOR the proposal unless otherwise specified.

ITEM 4 — APPROVAL OF THE SPS COMMERCE, INC. EMPLOYEE STOCK PURCHASE PLAN

Introduction

We are asking stockholders to approve the SPS Commerce, Inc. Employee Stock Purchase Plan (the “Plan”), which was approved by our board of directors on February 28, 2012 subject to shareholder approval.

The Plan offers eligible employees the opportunity to acquire a stock ownership interest in the company through periodic payroll deductions that will be applied towards the purchase of our common stock at a discount from the then current market price. The Plan provides for the issuance of up to 1,200,000 shares of our common stock.

The full text of the Plan is contained in Appendix B to this proxy statement. The significant features of the Plan are summarized below.

Administration

The compensation committee of our board of directors (the “Committee”) is authorized to administer the Plan. The Committee has full authority to adopt rules and procedures to administer the Plan, to interpret the provisions of the Plan, to determine the terms and conditions of offerings under the Plan, to designate which of our subsidiaries may participate in the Plan, and to adopt rules, procedures and subplans to permit employees of foreign subsidiaries to participate in the Plan on a basis intended to achieve tax, securities law or other compliance objectives in locations outside of the United States. All costs and expenses incurred for Plan administration are paid by us.

Securities Subject to the Plan

Up to 1,200,000 shares of our common stock may be purchased by participants under the Plan. The shares are to be made available from authorized but unissued shares of our common stock. Any shares issued under the Plan will reduce, on a one-for-one basis, the number of shares available for subsequent issuance under the Plan. In the event of any change to our outstanding common stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the number and class of shares available under the Plan and to the number, class and purchase price of shares subject to each outstanding purchase right.

Eligibility and Participation

With one exception, any individual employed by our company or any participating subsidiary corporation whose customary employment is for more than five months during each calendar year is eligible to participate in the Plan. However, no employee who owns stock possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any of our subsidiaries may participate in the Plan. As of February 29, 2012, we estimate that approximately 487 employees, including our five named executive officers, were eligible to participate in the Plan.

Eligible employees may enroll in the Plan and begin participating at the start of any purchase period.

Purchase Periods and Purchase Dates

Shares of common stock will be offered under the Plan through a series of offerings, each of which consists of a single purchase period of six months, or such other duration (up to 27 months) as the Committee may prescribe. If our shareholders approve this Proposal, we expect that our shares will be offered under the Plan through a series of successive six-month purchase periods that are expected to commence on July 1, 2012 and on the first day of January and July thereafter. Purchases under the Plan are expected to occur on the last trading day of June and December each year.

Purchase Price

The purchase price of a share of our common stock under the Plan on each purchase date will be no less than 85% of the lower of (i) the fair market value of a share of our common stock on the first day of the applicable purchase period or (ii) the fair market value of a share of our common stock on the purchase date at the end of the applicable six-month purchase period.

The fair market value of a share of our common stock on any relevant date under the Plan will be deemed to be equal to the closing sale price per share on such date on the NASDAQ Stock Market. The closing sale price of our common stock on the NASDAQ Stock Market on March 13, 2012 was $26.84 per share.

Contributions and Stock Purchases

Each participant may authorize periodic payroll deduction contributions in any multiple of 1% of his or her eligible compensation each purchase period, up to a maximum of 15% of eligible compensation per pay period or purchase period. The accumulated contributions will automatically be applied on each purchase date to the purchase of shares of our common stock at the purchase price in effect for that purchase date. In connection with specific offerings under the Plan, the Committee may permit participants to make contributions other than payroll deduction contributions during the applicable purchase period. For purposes of the Plan, eligible compensation generally includes base salary, bonuses, commissions and overtime pay, and excludes allowances and income with respect to equity-based awards.

Special Limitations

The Plan imposes certain limitations upon a participant’s right to purchase our common stock under the Plan, including the following:

•

A participant may not be granted rights to purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding.

•	No participant may purchase more than 1,000 shares of our common stock (or such other number of shares as the Committee may designate for a specific offering) on any one purchase date.

Changing Contribution Amounts; Withdrawal from Plan

A participant may decrease or increase the amount of his or her payroll deduction contributions effective as of the first day of the next purchase period. To the extent permitted by the Committee in connection with a specific offering, a participant may also decrease or increase the amount of his or her payroll deduction contributions during a purchase period. A participant may withdraw from the Plan at any time, and his or her accumulated (but not yet invested) contributions to the Plan will be promptly refunded.

Termination of Employment

A participant’s participation in the Plan will immediately terminate upon his or her termination of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such termination of employment occurs will be refunded and will not be applied to the purchase of common stock.

Shareholder Rights

No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights under the Plan until the shares are actually purchased on the participant’s behalf through the Plan.

Transferability

No purchase rights under the Plan will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death. Unless otherwise provided in connection with a specific offering, shares of common stock purchased through the Plan by a participant may not be sold by the participant prior to three months and a day after the purchase date of the shares.

Corporate Transactions

If our company is acquired by merger or through the sale of all or substantially all its assets, the board of directors may provide that (i) each right to acquire shares on any purchase date scheduled to occur after the date of the consummation of the acquisition transaction shall be continued or assumed or an equivalent right shall be substituted by the surviving or successor corporation or its parent or subsidiary, (ii) the Plan shall be terminated, or (iii) the purchase period then in progress shall be shortened by setting a new purchase date.

Share Proration

Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular purchase date exceed the number of shares remaining available for issuance under the Plan at that time, the Committee will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant not used to purchase shares will be refunded.

Amendment and Termination

The Plan may be terminated at any time by the board of directors, and will terminate upon the date on which all shares remaining available for issuance under the Plan are sold pursuant to exercised purchase rights.

The board of directors may at any time amend or suspend the Plan. However, the board of directors may not, without shareholder approval, amend the Plan to (i) increase the number of shares issuable under the Plan or (ii) effect any other change in the Plan that would require shareholder approval under applicable law or to maintain compliance with Section 423 of the Internal Revenue Code (the “Code”).

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the company and to participants subject to U.S. taxation with respect to participation in the Plan. This summary assumes the

Plan qualifies as an “employee stock purchase plan” within the meaning of Code Section 423, is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Under a qualified Code Section 423 arrangement, no taxable income will be recognized by a participant, and no deductions will be allowed to the company, upon either the grant or the exercise of purchase rights under the Plan. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the Plan or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two years after the first day of the purchase period in which such shares were acquired, or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing market price of the shares on the purchase date exceeded the purchase price paid for those shares, and the company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or otherwise disposes of the purchased shares more than two years after the first day of the purchase period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the closing market price of the shares on the first day of the purchase period in which the shares were acquired. Any additional gain upon the disposition will be taxed as a long-term capital gain. The company will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing market price of the shares on the date of death exceeds the purchase price or (ii) 15% of the closing market price of the shares on the first day of the purchase period in which those shares were acquired.

Plan Benefits

The benefits to be received by our officers and employees under the Plan are not determinable because the amounts of future purchases by participants are based on elective participant contributions.

Required Vote

The affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote on this Proposal at the annual meeting is required for its approval.

Our board of directors recommends that the stockholders vote FOR the approval of the Employee Stock Purchase Plan. Proxies will be voted FOR the proposal unless otherwise specified.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2013 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before December 14, 2012. The proposal should be addressed to SPS Commerce, Inc., Attention: Chief Financial Officer, 333 South Seventh Street, Suite 1000, Minneapolis, Minnesota 55402. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with our bylaws, in order to be properly brought before the 2013 annual meeting, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to our principal executive offices in Minneapolis, Minnesota, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the Securities and Exchange Commission) must be received no earlier than January 24, 2013, and no later than February  3, 2013.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies above will vote as they deem in the best interests of SPS Commerce, Inc.

Archie C. Black

President and Chief Executive Officer

Dated: April 13, 2012

LOCATION OF SPS COMMERCE, INC. ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 24, 2012, at 8:30 a.m.

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Beneficial owners of common stock held in street name by a broker, bank, trust or other nominee may need proof of ownership to be admitted to the meeting. A brokerage statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

APPENDIX A

New language is indicated by underlining, and deletions are indicated by strike-throughs.

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SPS COMMERCE, INC.

ARTICLE 1

NAME

The name of the Corporation is SPS Commerce, Inc.

ARTICLE 2

REGISTERED OFFICE

The address of the Corporation’s registered office in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, located in New Castle County. The name of the Corporation’s registered agent for service of process at such address is The Corporation Trust Company.

ARTICLE 3

PURPOSE

3.1	PURPOSES. The Corporation will have general business purposes in accordance with the laws of the State of Delaware.

3.2	POWERS. The Corporation will have and may exercise all the powers granted or available under the laws of the State of Delaware and laws amendatory thereof and supplementary thereto, including all powers necessary or convenient to effect any or all of the business purposes for which the Corporation is incorporated.

ARTICLE 4

STOCK

4.1.	AUTHORIZED CAPITAL STOCK. The Corporation shall be authorized to issue 60,000,000 shares of capital stock, of which 55,000,000 shares shall be shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares shall be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.2	COMMON STOCK. Except as otherwise provided by law or by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, power and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. All shares of Common Stock will be voting shares and will be entitled to one vote per share.

4.3	PREFERRED STOCK RIGHTS. Shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation is hereby authorized by resolution or resolutions to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

ARTICLE 5

BOARD OF DIRECTORS

5.1	NUMBER ~~AND CLASSIFICATION~~ OF DIRECTORS~~; VACANCIES AND REMOVAL~~.

~~(a)~~	~~Number.~~ Except as otherwise provided by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors.

~~(b)~~	~~Classification. The directors shall be divided into three classes, Class I, Class II and Class III, with each class having as nearly equal a number of members as possible. Class I initially shall consist of Michael B. Gorman and Murray R. Wilson. Class II initially shall consist of Archie C. Black and George H. Spencer, III. Class III initially shall consist of Steve A. Cobb, Martin J. Leestma and Sven A. Wehrwein. The initial term of office of the directors in Class I shall expire at the annual meeting of stockholders in 2011. The initial term of office of the directors in Class II shall expire at the annual meeting of stockholders in 2012. The initial term of office of the directors in Class III shall expire at the annual meeting of stockholders in 2013. Beginning in 2011, at each annual meeting of stockholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of office to expire at the third succeeding annual meeting of stockholders after their election. If the number of directors is changed, any increase or decrease shall be apportioned among the classes by the board of directors so as to maintain the number of directors in each class as nearly equal as is reasonably possible. Except as otherwise provided by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by the sole remaining director. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director, even though such decrease may result in an inequality of the classes until the expiration of such term. A director shall hold office until the annual meeting of stockholders in the year in which his or her term expires and until his or her successor shall be elected and qualified subject, however, to prior death, resignation, retirement or removal from office. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.~~

~~(c)~~	~~Removal. Subject to the rights, if any, of any series of Preferred Stock to elect directors and to remove any director whom the holders of any such series have the right to elect, any director (including persons elected by directors to fill vacancies in the board of directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors. At least 45 days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.~~

5.2	NO WRITTEN BALLOT. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE 6

BY-LAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of the Corporation is expressly authorized to make, alter, and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise.

ARTICLE 7

AMENDING THE CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE 8

DIRECTOR LIABILITY; INDEMNIFICATION AND INSURANCE

8.1	ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. No amendment, modification or repeal of this Article, adoption of any provision in this Certificate of Incorporation, or change in the law or interpretation of the law shall adversely affect any right or protection of a director or officer of the Corporation under this Article 8 with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal, adoption or change.

8.2	INDEMNIFICATION.

(a)

Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of the board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(b)	Right of Claimant to Bring Suit. If a claim under paragraph (a) above is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c)	Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation (as it may be amended from time to time), Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

8.3	INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

ARTICLE 9

NO CONSENT OF STOCKHOLDERS IN LIEU OF MEETING

The stockholders of the Corporation may not act by written consent in lieu of meeting.

APPENDIX B

SPS COMMERCE, INC.

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of the Plan. The purpose of this SPS Commerce, Inc. Employee Stock Purchase Plan (the “Plan”) is to provide the employees of SPS Commerce, Inc. (the “Company”) and its participating subsidiaries with a convenient means of purchasing shares of the Company’s common stock from time to time at a discount to market prices through the use of payroll deductions. The Company intends that the Plan shall qualify as an “employee stock purchase plan” under Section 423 of the Code.

2. Definitions. The terms defined in this section are used (and capitalized) elsewhere in this Plan.

2.1. “Affiliate” means each domestic or foreign entity that is a “parent corporation” or “subsidiary corporation” of the Company, as defined in Code Sections 424(e) and 424(f) or any successor provisions.

2.2 “Board” means the Board of Directors of the Company.

2.3 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

2.4 “Committee” means the Compensation Committee of the Board or such other committee of non-employee directors appointed by the Board to administer the Plan as provided in Section 13.

2.5 “Common Stock” means the common stock, par value $0.001 per share, of the Company.

2.6 “Company” means SPS Commerce, Inc., a Delaware corporation, and any successor thereto.

2.7 “Corporate Transaction” means (i) a merger, consolidation or similar transaction in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other such transaction in which the shareholders of the Company immediately prior to such transaction continue to own more than 50% of the combined voting power of the voting stock of the surviving or successor corporation (or its parent corporation) and the rights to purchase Shares granted under this Plan are assumed, converted or replaced by the surviving or successor corporation, which assumption will be binding on all Participants), (ii) a merger or similar transaction in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such transaction (other than any shareholder which combines (or which owns or controls another corporation which combines) with the Company in such a transaction) cease to own more than 50% of the combined voting power of the Company’s voting stock, or (iii) the sale of substantially all of the assets of the Company.

2.8 “Designated Affiliate” means any Affiliate which has been expressly designated by the Board or Committee as a corporation whose Eligible Employees may participate in the Plan.

2.9 “Eligible Compensation” means the gross cash compensation (including wages, salary, commission, bonus, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the Participant’s terms of employment, but shall not include any employer contributions to a 401(k) or other retirement plan, stock option gains or other any amount included in income with respect to equity-based incentive awards, or any similar extraordinary remuneration received by such Participant.

2.10 “Eligible Employee” means any employee of the Company or a Designated Affiliate, except for:

(a) any employee who, immediately after a right to purchase is granted under the Plan, would be deemed, for purposes of Code Section 423(b)(3), to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Affiliate; or

(b) any employee whose customary employment is for not more than five months in any calendar year.

2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the regulations promulgated thereunder.

2.12 “Fair Market Value” of a share of Common Stock as of any date means (i) if the Company’s Common Stock is then listed on a national securities exchange, the closing price for a share of such Common Stock on such exchange on said date, or, if no sale has been made on such exchange on said date, on the last preceding day on which any sale shall have been made; or (ii) if the Company’s Common Stock is not then listed on a national securities exchange, such value as the Committee in its discretion may in good faith determine. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.1.

2.13 “Offering” means the right provided to Participants to purchase Shares under the Plan with respect to a Purchase Period.

2.14 “Participant” means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4 and whose participation has not ended pursuant to Section 8.1 or Section 9.

2.15 “Plan” means this SPS Commerce, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

2.16 “Purchase Date” means the last Trading Day of a Purchase Period.

2.17 “Purchase Period” means a period of six months beginning either (i) on January 1 of each calendar year and ending on the next June 30, or (ii) on July 1 in each calendar year and ending on the next December 31, or such other period of time (but not to exceed 27 months or such longer period as may be permitted under Code Section 423) commencing on such date as may be designated by the Committee.

2.18 “Recordkeeping Account” means the account maintained in the books and records of the Company recording the amount contributed to the Plan by each Participant through payroll deductions.

2.19 “Shares” means shares of Common Stock.

2.20 “Share Account” means the account maintained in the books and records of the Company’s agent described in Section 10.3 that reflects the number of Shares purchased by a Participant on each Purchase Date and credited to such account.

2.21 “Trading Day” means a day on which the national stock exchanges in the United States are open for trading.

3. Shares Available. Shares may be sold by the Company to Eligible Employees at any time after this Plan has been approved by the shareholders of the Company, but not more than 1,200,000 Shares (subject to adjustment as provided in Section 14.1) may be sold to Eligible Employees pursuant to this Plan. If the purchases by all Participants in an Offering would otherwise cause the aggregate number of Shares to be sold under the Plan to exceed the number specified in this Section 3, each Participant in that Offering shall be allocated a ratable portion of the remaining number of Shares which may be sold under the Plan.

4. Eligibility and Participation. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an election form with the Company before the first day of a Purchase Period that authorizes regular payroll deductions from Eligible Compensation beginning with the first payday in such Purchase Period and continuing until the Plan is terminated or the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

5. Amount of Common Stock Each Eligible Employee May Purchase.

5.1. Purchase Amount and Purchase Limits. Subject to the provisions of this Plan, each Participant shall be offered the right to purchase on the Purchase Date the maximum number of Shares (including fractional Shares) that can be purchased with the entire balance in the Participant’s Recordkeeping Account at the per Share price specified in Section 5.2. Notwithstanding the foregoing, no Participant shall be entitled to:

(a) the right to purchase Shares under this Plan and all other employee stock purchase plans (within the meaning of Code Section 423(b)), if any, of the Company and its Affiliates that accrues at a rate which in the aggregate exceeds $25,000 of Fair Market Value (determined on the first day of a Purchase Period when the right is granted) for each calendar year in which such right is outstanding at any time; or

(b) purchase more than 1,000 Shares (or such other number as the Committee may designate for an Offering prior to its commencement) in any Offering under this Plan, such limit subject to adjustment from time to time as provided in Section 14.1.

5.2. Purchase Price. Unless a greater purchase price is established by the Committee for an Offering prior to the commencement of the applicable Purchase Period, the purchase price of each Share sold pursuant to this Plan will be the lesser of (i) 85% of the Fair Market Value of such Share on the first day of the applicable Purchase Period, or (ii) 85% of the Fair Market Value of such Share on the last day of the Purchase Period.

6. Method of Participation.

6.1. Notices of Eligibility and Offerings. The Company shall give notice to each Eligible Employee of the opportunity to purchase Shares pursuant to this Plan and the terms and conditions of such Offering. The Company contemplates that for tax purposes the first day of a Purchase Period will be the date of the grant of the right to purchase such Shares.

6.2. Enrollment in Plan and Contribution Elections. Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing and filing with the Company an election form approved by the Committee. An Eligible Employee may elect to have any whole percent of Eligible Compensation (that is, 1%, 2%, 3%, etc.) withheld as a payroll deduction, but not exceeding 15% of Eligible Compensation per pay period or Purchase Period, as the case may be. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of a Purchase Period. The election shall be effective for the first payday in the Purchase Period immediately following the filing of such election form and shall remain in effect until the Plan is terminated or such Participant withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided. If required under applicable law or if specifically provided with respect to an Offering, in addition to or instead of making contributions by payroll deductions, a Participant may make contributions through payment by cash or check prior to a Purchase Date.

6.3. Offerings. Each Offering shall consist of a single Purchase Period and shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, consistent with the terms of the Plan. The Committee may provide for separate Offerings for different Designated Affiliates, and the terms and conditions of the separate Offerings, including the applicable Purchase Period, need not be consistent. Any Offering shall comply with the requirement of Code Section 423 that all Participants shall have the same rights and privileges for such Offering. The terms and conditions of any Offering shall be incorporated by reference into the Plan and treated as part of the Plan.

7. Recordkeeping Account.

7.1. Individual Accounts. The Company shall maintain a Recordkeeping Account for each Participant. Payroll deduction contributions pursuant to Section 6 will be credited to such Recordkeeping Accounts on each payday, and any other permitted contributions will be credited to such Recordkeeping Account as received by the Company.

7.2. No Interest on Account Balances. No interest will be credited to a Participant’s Recordkeeping Account (unless required under local law).

7.3. Nature of Recordkeeping Account. The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company and need not be segregated from other corporate funds (unless required under local law).

7.4. Separate Cash Contributions. A Participant may not make any separate cash payment into a Recordkeeping Account, except as may be permitted by the Committee in accordance with Section 6.2.

8. Right to Adjust Participation; Withdrawals from Recordkeeping Account.

8.1. Withdrawal from Plan. A Participant may withdraw from the Plan during any Purchase Period. If a Participant withdraws from the Plan, the Participant’s right to purchase Shares in the Offering will immediately terminate, the Company will pay to the Participant in cash the entire balance in such Participant’s Recordkeeping Account as soon as administratively practicable and no further deductions will be made from the Participant’s Eligible Compensation during such Purchase Period. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period, and any such reentry shall be through the enrollment process described in Section 6.2.

8.2. Change in Contribution Level. If and to the extent permitted with respect to an Offering, a Participant may reduce (including to zero percent) or increase the rate of his or her payroll deduction (or other) contributions during a Purchase Period.

8.3. Required Notices. Notification of a Participant’s election (i) to withdraw from the Plan and terminate deductions or (ii) to increase or decrease deductions shall be made by signing and filing with the Company an appropriate form approved by the Committee. The Committee may promulgate rules regarding the time and manner for providing any such written notice, which may include a requirement that the notice be on file with the Company’s designated office for a reasonable period before it will be effective.

9. Termination of Employment. If the employment of a Participant is terminated for any reason, including death, disability, or retirement, the entire balance in the Participant’s Recordkeeping Account will be refunded in cash to the Participant as soon as administratively practicable after the date of termination of employment. For purposes of the Plan, a Participant will not be deemed to have terminated employment while the Participant is on sick leave, military leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the Participant’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first day of such leave.

10. Purchase of Shares.

10.1. Purchase with Recordkeeping Account Balance. As of the Purchase Date, the entire balance in each Participant’s Recordkeeping Account will be used to purchase the maximum number of Shares (including fractional Shares) (subject to the limitations of Section 5.1) at the purchase price determined in accordance with Section 5.2, unless the Participant has filed an appropriate form with the Company in advance of that date to withdraw from the Plan in accordance with Section 8.1. Any amount in a Participant’s Recordkeeping Account that is not used to purchase Shares pursuant to this Section 10.1 will be refunded to the Participant.

10.2. Foreign Currency Translation. In circumstances where payroll deductions have been taken from a Participant’s Eligible Compensation in a currency other than United States dollars, Shares shall be purchased by converting the balance in the Participant’s Recordkeeping Account to United States dollars at the exchange rate in effect at the end of the fifth Trading Day preceding the Purchase Date, as published by Bloomberg.com if available or otherwise as determined with respect to a particular jurisdiction by the Committee or its delegate for this purpose, and such dollar amount shall be used to purchase Shares as of the Purchase Date.

10.3. Issuance of Shares. Promptly after the end of each Purchase Period, the number of Shares purchased by all Participants as of the applicable Purchase Date shall be issued and delivered (as provided in Section 20.5) to an agent selected by the Company. The agent will hold such Shares for the benefit of all Participants who have purchased Shares and will maintain a Share Account for each Participant reflecting the number of Shares (including fractional Shares) credited to the account of each Participant. Each Participant will be entitled to direct the voting of, and receive dividends on, all Shares credited to such Participant’s Share Account by the agent. Subject to Section 10.4, each Participant may also direct the agent to sell Shares credited to the Participant’s Share Account and distribute the net proceeds of such sale to the Participant. Unless otherwise provided with respect to an Offering, at any time after a Participant has satisfied the minimum holding period requirements established by Code Section 423(a)(1) with respect to Shares credited to the Participant’s Share Account, the Participant may request that the agent transfer such Shares to the Participant, in which case the agent shall transfer such whole number of Shares to the Participant as provided in Section 20.5 and will pay the Participant a cash amount representing the Fair Market Value of any fractional Share.

10.4. Required Holding Period. Unless otherwise provided with respect to an Offering, Shares purchased by a Participant during a Purchase Period may not be sold by the Participant until one day after the three-month anniversary of the Purchase Date on which the Shares were purchased by the Participant (for example, Shares purchased on a Purchase Date of December 31 may not be sold before the next April 1).

11. Rights as a Shareholder. A Participant shall not be entitled to any of the rights or privileges of a shareholder of the Company with respect to Shares, including the right to vote or direct the voting or to receive any dividends that may be declared by the Company, until (i) the Participant actually has paid the purchase price for such Shares and (ii) such Shares have been issued to the agent as provided in Section 10.

12. Rights Not Transferable. A Participant’s rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned, transferred or disposed of in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign, transfer or dispose of the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be sold, pledged, assigned, transferred or disposed of in any way, and any attempted sale, pledge, assignment, transfer or other disposition of such amounts will be null and void and without effect.

13. Administration of the Plan.

13.1. Administrative Authority of Committee. This Plan shall be administered by the Committee. Subject to the express provisions of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a) Determine when each Purchase Period under this Plan shall occur, and the terms and conditions of each related Offering (which need not be identical);

(b) Designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan;

(c) Construe and interpret the Plan and establish, amend and revoke rules, regulations and procedures for the administration of the Plan. The Committee may, in the exercise of this power, correct any defect, omission or inconsistency in the Plan, in such manner and to the extent it may deem necessary, desirable or appropriate to make the Plan fully effective;

(d) Exercise such powers and perform such acts as the Committee may deem necessary, desirable or appropriate to promote the best interests of the Company and its Designated Affiliates and to carry out the intent that the Offerings made under the Plan are treated as qualifying under Code Section 423(b); and

(e) As more fully described in Section 19, to adopt such rules, procedures and sub-plans as may be necessary, desirable or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside the United States by a non-U.S. Designated Affiliate, and to achieve tax, securities law and other compliance objectives in particular locations outside the United States.

13.2. Finality of Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any Participant and any Eligible Employee.

13.3. Delegation by Committee. Subject to the terms of the Plan and applicable law, the Committee may delegate ministerial duties associated with the administration of the Plan to such of the Company’s officers, employees or agents as the Committee may determine.

13.4. Liability Limits and Indemnification. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or a Designated Affiliate, members of the Board and Committee and any officers or employees of the Company or Designated Affiliate to whom authority to act for the Committee is delegated shall be indemnified by the Company from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan if such person has acted in good faith and in a manner that he or she reasonably believes to be in, or not opposed to, the best interests of the Company.

14. Adjustment upon Changes in Capitalization and Corporate Transactions.

14.1. Changes in Capitalization. In the event of any change in the Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, corporate separation, recapitalization, merger, consolidation, combination, exchange of shares and the like, the Committee shall make such equitable adjustments as it deems appropriate in the aggregate number and class of shares available under this Plan and the number, class and purchase price of shares available but not yet purchased under this Plan.

14.2. Corporate Transactions. In the event of a Corporate Transaction, the Board may determine and provide that: (i) each right to acquire Shares on any Purchase Date that is scheduled to occur after the date of the consummation of the Corporate Transaction shall be continued or assumed or an equivalent right shall be substituted by the surviving or successor corporation or a parent or subsidiary of such corporation; (ii) the Plan shall be terminated; or (iii) the Purchase Period then in progress shall be shortened by setting a new Purchase Date. If a new Purchase Date is set, it shall be a specified date before the date of the consummation of the Corporate Transaction. Each Participant shall be notified in writing, prior to any new Purchase Date, that the Purchase Date for the existing Offering has been changed to the new Purchase Date and that the Participant’s right to acquire Shares will be exercised automatically on the new Purchase Date unless prior to such date the Participant’s employment has been terminated or the Participant has withdrawn from the Plan.

15. Joint Accounts. A Participant’s Share Account established with the agent described in Section 10 may be established in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form filed with the Company or the agent.

16. Amendment or Suspension of Plan. The Board may at any time suspend this Plan or amend it in any respect, but no such amendment may, without shareholder approval, increase the number of shares reserved under this Plan, or effect any other change in the Plan that would require shareholder approval under applicable law or to maintain compliance with Code Section 423. No such amendment or suspension shall adversely affect the rights of Participants pursuant to Shares previously acquired under the Plan. During any suspension of the Plan, no new Offering or Purchase Period shall begin and no Eligible Employee shall be offered any new right to purchase Shares under the Plan or any opportunity to elect to participate in the Plan, and any existing payroll deduction authorizations shall be suspended, but any such right to purchase Shares previously granted for a Purchase Period that began prior to the Plan suspension shall remain subject to the other provisions of this Plan and the discretion of the Board and the Committee with respect thereto.

17. Effective Date and Term of Plan. This Plan shall be effective on February 28, 2012. No rights to purchase Shares granted under this Plan will be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval must occur within 12 months after the date the Plan is adopted by the Board. The Plan and all rights of Participants hereunder shall terminate (i) at any time, at the discretion of the Board of Directors, or (ii) upon the completion of any Offering under which the limitation on the total number of shares to be issued set forth in Section 3 has been reached. Except as otherwise determined by the Board, upon termination of this Plan, the Company shall pay to each Participant cash in an amount equal to the entire remaining balance in such Participant’s Recordkeeping Account.

18. Governmental Regulations and Listing. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the Shares reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the Shares purchasable on the Purchase Date applicable to such Shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange covering the Shares issuable under the Plan upon official notice of issuance.

19. Rules for Foreign Jurisdictions. The Committee may adopt rules, procedures or subplans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, the definition of Eligible Compensation, withholding procedures and the transfer of Shares that vary with local requirements.

20. Miscellaneous.

20.1. Employment Status. This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate the employment of any Participant and treat him or her without regard to the effect that such treatment might have upon him or her under this Plan.

20.2. Number and Gender. Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

20.3. Governing Law. This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to its conflicts of laws principles.

20.4. Electronic Communications. Any reference in the Plan to election or enrollment forms, notices, authorizations or any other document to be provided in writing shall include any such form, notice, authorization or document delivered electronically, including through the Company’s intranet, in accordance with procedures established by the Committee.

20.5. Issuance and Transfer of Shares. Any reference in this Plan to the issuance or transfer of Shares shall be deemed to include the issuance or transfer of such Shares in certificated, book-entry or electronic form. Uncertificated Shares shall be deemed delivered for purposes of this Plan when the Company or its agent shall have provided to the recipient of the Shares a notice of issuance or transfer by electronic mail (with proof of receipt) or by United States mail, and have recorded the issuance or transfer in its records.

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SPS COMMERCE,INC. 333 SOUTH SEVENTH STREET SUITE 1000 Minneapolis, MN 55402

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the
FOR the following:					number(s) of the nominee(s) on the line below.
1. Election of Directors		☐	☐	☐
Nominees:
01 Archie C. Black	02 George H. Spencer III
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.							For	Against	Abstain
2 Ratification of the selection of Grant Thornton LLP as the independent auditor for the fiscal year ending December 31, 2012.							☐	☐	☐
3 Approval of the amendment and restatement of our Amended and Restated Certificate of Incorporation to provide for the declassification of the Board of Directors.							☐	☐	☐
4 Approval of the SPS Commerce, Inc. Employee Stock Purchase Plan.							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address change/comments, mark here. (see reverse for instructions)				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

SPS COMMERCE, INC. Annual Meeting of Stockholders May 24, 2012 8:30 AM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Archie C. Black and Kimberly K. Nelson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SPS Commerce, Inc., that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 08:30 AM, CT on May 24, 2012 at FAEGRE BAKER DANIELS LLP 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Change/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side